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                                                                    Exhibit 4.24
                                                              (Free Translation)

           RECEIVABLES PLEDGE AGREEMENT WITH AN ENFORCEMENT CLAUSE

This Receivables Pledge Agreement with an Enforcement Clause ("AGREEMENT"),
signed on [   ] 2005, is entered into by and between the following Parties
("PARTIES"):

      (a) NET SAO PAULO LTDA., a sociedade limitada with headquarters in the City of Sao Paulo, State of Sao Paulo, at Rua Verbo Divino, n(degrees) 1.356, enrolled in CNPJ under N(degrees) 65.697.161/0001-21, herein represented pursuant to its Bylaws ("NET COMPANY", namely, the company that constitutes the Pledge, as defined and specified below);

      (b) each institution listed and identified in "Schedule 2" hereof (individually, "CREDITOR" and collectively, "CREDITORS"), herein represented by the Collateral Agent mentioned below;

      (c) BANCO ITAU S.A., a Brazilian financial institution with headquarters in the City of Sao Paulo, State of Sao Paulo, at Praca Alfredo Egydio Souza Aranha, 100, Torre Itausa, enrolled in CNPJ under No. 60.701.190/0001-04, herein represented pursuant to its Bylaws, as collateral agent (the "COLLATERAL AGENT");

      (d) BANCO ITAU S.A., as identified above, herein represented pursuant to its Bylaws, as the centralizing bank ("CENTRALIZING BANK"); and

      (e) as intervening party, NET SERVICOS DE COMUNICACAO S.A., a sociedade anonima company with headquarters in the City of Sao Paulo, State of Sao Paulo, at Rua Verbo Divino, No. 1.356, enrolled in CNPJ under No. 00.108.786/0001-65,

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herein represented pursuant to its Bylaws, being bound for itself and its controlled companies ("NET SERVICOS").

WHEREAS:

      (1) Net Servicos and/or some of its controlled companies were originally debtors in a number of loans contracted in Brazil and abroad ("DEBT"), which were not paid according to their respective instruments; all of the loans integrating the Debt were listed in the Term Sheet mentioned in whereas clause
(2) below;

      (2) Net Servicos, for itself and on behalf of some of its controlled companies, and Creditors negotiated in good faith a restructuring plan of the Debt, according to the Term Sheet, which is an integral part of the Commitment Letters executed by Net Servicos and certain companies controlled by Net Servicos with several Creditors, and is the subject matter of the relevant fact disclosed by Net Servicos on June 28, 2004 ("RESTRUCTURING PLAN");

      (3) as part of the actual implementation of the Restructuring Plan, Net Servicos and certain of its controlled companies, on the one part, and Creditors, on the other part, changed and/or formalized, or undertook to formalize and/or amend, the replacement of the original credit instruments relating to the Debt in order to reflect the terms of the Restructuring Plan, through the debt instruments that are listed and identified in "Schedule 3" ("DEBT INSTRUMENTS");

      (4) in addition to the Debt Instruments and this Agreement, as part of the formalization of the Restructuring Plan, Net Servicos executed, among other instruments, the following:

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            (a) on this date, together with certain duly identified controlled companies, the Creditors and the Collateral Agent, Net Servicos executed the Intercreditor Agreement, a copy of which is an integral part hereof as "Schedule 4" ("INTERCREDITOR AGREEMENT");

            (b) on this date, together with Net Rio S.A., the Creditors represented by the Collateral Agent and the Centralizing Bank, Net Servicos executed the Receivables Pledge Agreement with an Enforcement Clause;

            (c) on this date, together with certain duly identified controlled companies and the Creditors represented by the Collateral Agent, Net Servicos executed the Share Pledge Agreement with an Amicable Sale Clause and other Covenants and the Quota Pledge Agreement with an Amicable Sale Clause and Other Covenants; and

            (d) on this date, together with certain duly identified controlled companies and the Creditors, the latter represented by the Collateral Agent, Net Servicos executed the Asset Pledge Agreement with an Amicable Sale Clause and Other Covenants (the pledge agreements referred to in whereas clauses 4(b), (c) and (d) are hereinafter referred to jointly as "ADDITIONAL PLEDGE AGREEMENTS");

      (5) subject to the terms agreed in the Debt Instruments, in the Intercreditor Agreement and in this Agreement, the NET Company, as security for full compliance with all the pecuniary obligations mentioned in the Debt Instruments, agrees, pursuant to the terms and conditions of this Agreement, to create a pledge in favor of the Creditors on (a) its total receivables, present and future, net and gross, before the qualified NET Company subscribers in the Cities of Sao Paulo and Santos - SP, as a result of services of any nature provided or which may be provided to said subscribers, including with respect to cable television, pay-per-view, and broadband, and the receivables existing
until [   ] 2005

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are listed and duly identified in "Schedule 5", which will be amended on a quarterly basis, pursuant to Clause 11.2 below, in order to include and/or exclude occasional increases or reductions in such receivables pursuant to the provisions set out herein ("NET COMPANY'S RECEIVABLES"); and on (b) the total receivables of the NET Company against the Centralizing Bank with respect to the NET Company's Receivables (together with the NET Company's Receivables, the "RECEIVABLES"), which, for the purposes hereof, shall be collected through the banking network, as provided for herein (the "COLLECTION NETWORK"); and

      (6) subject to the terms and conditions established in the Debt Instruments, in the Intercreditor Agreement and in this Agreement, of which content NET Company, Net Servicos, both directly and by their controlled companies, the Creditors, the Centralizing Bank and the Collateral Agent declare to be fully aware and which they irrevocably and irreversibly undertake to observe, the Collateral Agent was appointed as representative of the Creditors, with the duties, rights and obligations set forth in the Intercreditor Agreement and herein, especially with respect to the possible enforcement of the guarantees mentioned in whereas clause (5) above and to the allocation of the proceeds of the enforcement among the Creditors.

      NOW THEREFORE, the Parties decide to enter into this Agreement, which shall be governed by the following terms and conditions:

I.-   CREATION OF THE PLEDGE

1.1. - Subject to the provisions of this Agreement and of the Intercreditor Agreement, and to ensure full compliance with all the pecuniary obligations assumed in the Debt Instruments, including full payment of the amount of principal, interest and any and all other charges owed by Net Servicos, and/or by Net Servicos' controlled companies, and/or by NET Company, under the Debt Instruments, including with respect to reimbursement of

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any and all amounts that the Collateral Agent justifiably, provably and reasonably disburses by virtue of the creation, maintenance and/or enforcement of the pledge contracted herein (collectively, the "SECURED OBLIGATIONS"), based on the general provisions of Articles 1419 et seq. of the Brazilian Civil Code in effect ("CIVIL CODE"), NET Company, by this instrument and in the best form of law, irrevocably and irreversibly pledges the Receivables in favor of Creditors (the "PLEDGE"), as a result of which it undertakes to transfer, pursuant hereto, 100% (one hundred percent) of the Receivables to the
Centralizing Bank, to escrow current account No. [   ], held by NET Company at
branch [   ] of the Centralizing Bank, located in the City of [   ], State of
[   ], at [   ] (the "CENTRALIZING ACCOUNT"). NET Company undertakes to
determine that all payments of Receivables be made through the Collection
Network.

1.1.1. - The Pledge does not affect or limit, in any way, the NET Company's right to freely and unrestrictedly perform its discount, collection, promotions and invoicing policies, provided that the new policies are not contrary to the purpose hereof.

1.1.2. - The Pledge will not be affected or impaired in any way by any default on the part of the subscribers with respect to the Receivables. Likewise, the Pledge will not be affected or impaired in any way by the withholding of bank fees, by the Collection Network and/or the Centralizing Bank, on the amounts deposited with such institutions by way of payment and transfer of Receivables, so that the amounts thus withheld will not be considered as pledged amounts for purposes of calculation of the Daily Withholding Amount referred to in Clause 2.3.

1.2. - Subject to the provisions of the Debt Instruments, the Intercreditor Agreement and this Agreement, the NET Company hereby undertakes, for the duration hereof, to maintain under pledge in favor of the Creditors, herein represented by the Collateral Agent, as guarantee for compliance with the Secured Obligations hereunder and as the subject matter of the Pledge now created, 100% (one hundred percent) of the Receivables.

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1.2.1. - For such purpose, NET Company shall amend this Agreement to update its
"Schedule 5" on a quarterly basis, in order to reflect any additions to and reductions in Receivables that may become necessary, pledging any and all Receivables arising from such updating, in compliance with the provisions of Clause 11.2 below. The Centralizing Bank and the other Parties to this Agreement hereby agree that the signature by the Centralizing Bank, either as a party or intervening party, on the amendment to this Agreement, for purposes of updating of "Schedule 5", shall not be required. If there are no additions to or reductions in Receivables over the period, NET Company shall only inform this fact to the Collateral Agent up to the fifteenth (15th) day of the month immediately after the calendar quarter just ended, if it is a business day, or on the business day immediately following.

1.2.2.- If Net Servicos and/or any of its controlled companies hold credits and receivables, whether present or future, net or gross, before subscribers and/or users resident or domiciled in the Cities of Sao Paulo and Santos - SP, with respect to services of any nature, including cable television, pay-per-view, and broadband services that are provided or may be provided to said subscribers and/or users resident or domiciledin the Cities of Sao Paulo and Santos - SP, and that may be invoiced and/or received by a company or companies other than the NET Company, Net Servicos hereby irrevocably and irreversibly undertakes, for itself and its controlled companies, to ensure that such credits and receivables are contemplated by this Pledge, becoming automatically subject to this Agreement.

1.3. - For purposes of monitoring and verification of compliance with the obligations set out in Clauses 1.2, 1.2.1 and 1.2.2 above, NET Company undertakes to supply to Collateral Agent, the following documents:

      (a) a monthly written report by the 10th day of the month immediately after the month contemplated in the report, which may be made available electronically, informing,

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with respect to the previous month, (i) the total amount invoiced against all qualified subscribers in the Cities of Sao Paulo and Santos - SP; (ii) the total amount effectively received from such subscribers; and (iii) the total amount transferred by the Collection Network to the Centralizing Bank;

      (b) on a monthly basis, by the 10th day of the month subsequent to the month contemplated in the report, detailed statements of NET Company's current accounts to the Collection Network, in which the payments for the Receivables have been deposited, issued by the respective institutions that are part of the Collection Network and the Centralizing Account, issued by the Centralizing Bank;

      (c) a monthly written report, on the last day of the period covered by the report dealt with in item "a" above, which may be made available electronically, informing the total Receivables and indicating the Receivables to be actually pledged to the Creditors pursuant to Clause 1.2; and

      (d) on a quarterly basis, on the proper dates for submission of the ITR (Rural Territorial Tax) to the Securities Commission, a letter to be prepared by outside auditors in favor of the Collateral Agent, describing the exceptions found with regard to compliance with Clauses 1.2 and 1.2.2 and the declarations provided by the companies in accordance with items (a), (b) and (c) of Clause
1.3 of this Agreement.

1.4. - In the event that any document mentioned in Clause 1.3 above is not supplied within the specified period, or shows noncompliance with the obligations stipulated in Clauses 1.1, 1.2, 1.2.2, 11.2 and 11.2.1, the NET Company, after duly notified by the Collateral Agent, will have 5 (five) business days to regularize compliance with the obligations contemplated in such Clauses.

1.4.1. The responsible party, upon notice, will have 10 (ten) business days to regularize any

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obligations contemplated herein that have not been properly performed and for which there is no specific regularization term.

1.5. - For purposes of Article 1424 of the Civil Code, the Parties expressly covenant that the principal conditions and characteristics of the Secured Obligations are those established in each of the Debt Instruments. The estimated principal amount of the Secured Obligations, the final due date and the maximum interest rate contemplated for such Secured Obligations, in each case, on the present date are those set forth in "Schedule 6" hereof, which schedule, regardless of any formality and according to the payments made pursuant to the Debt Instruments, will automatically reflect the amortizations of the Secured Obligations, as well as any additions arising from the inclusion of new credits from Joining Creditors and any contractual and legal charges assessed on the Secured Obligations.

1.6. - The Pledge hereby created will become in full force and effect as of this date and will remain fully effective until the date on which all the Secured Obligations related to the Debt Instrument have been fully and definitively paid ("PLEDGE TERMINATION DATE").

1.7. - During the period comprised between this date and the Pledge Termination Date, the Pledge will benefit solely and exclusively the Creditors.

1.8. - NET Company hereby irrevocably and irreversibly undertakes to ensure that, as security for full compliance with its Secured Obligation related to the Debt Instruments, between this Date and the Pledge Termination Date, the Receivables are duly pledged in favor of Creditors.

1.9. - NET Company hereby and in the best form of law irrevocably and irreversibly appoints and constitutes Net Servicos as its attorney-in-fact, granting it full and special ad negotia powers specifically to represent NET Company with respect to all purposes hereof,

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before the Creditors and/or Collateral Agent and/or Centralizing Bank; Net
Servicos, subject to the terms and conditions of this Agreement and of the Intercreditor Agreement, is hereby authorized to take all the actions necessary to comply with the obligations hereunder as well as to defend and protect the NET Company's interests, and to that end and without any limitation, it may sign any and all documents, send and receive any and all notices or communication, sign any amendments to this Agreement, receive and give release, represent NET Company at the registries of deeds and documents, real estate registries and any other registries, and, finally, perform all the acts necessary for the validity and effectiveness hereof. If, due to the nature of the act, a public or private instrument of power of attorney must be issued to Net Servicos or Net Servicos must be granted special powers or powers in addition to those granted by its controlled companies, Net Servicos, at its own account and risk, will be responsible for obtaining and regulating the granting of the powers, being obliged, upon request by the Collateral Agent, to supply evidence of compliance with the provisions hereof.

II. - ENFORCEMENT OF THE PLEDGE

2.1. - As long as the Secured Obligations are being performed, NET Company may, at any time, freely dispose of the funds deposited in the Centralizing Account.

2.2. - NET Company hereby instructs and authorizes (a) the Collateral Agent, in compliance with the terms and conditions of the Debt Instruments, of this Agreement and of the Intercreditor Agreement (notably the deliberation by the Creditors to enforce the Pledge), to submit to the Centralizing Bank, if the Secured Obligations are not complied with, a notice making express reference to this Clause 2.2 and instructing the Centralizing Bank to immediately withhold the sums contemplated by this Clause II, and (b) the Centralizing Bank to accept the irrevocable instructions contemplated in item (a) above.

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2.2.1. - In compliance with the provisions of Clause 2.2 above, in the event of default on the Secured Obligations, it is hereby expressly stipulated that any act or measure aimed at enforcement of the Pledge, may only be implemented exclusively by the Collateral Agent, subject to the terms and conditions of the Intercreditor Agreement, so that no Creditor may take advantage of judicial, extrajudicial or any other constrictions on the rights contemplated herein, under penalty of application of the provisions in Clause 2.9.

2.3. - Once informed by the Collateral Agent about the withholding obligation mentioned above, the Centralizing Bank will be required hereunder, pursuant to the terms of Article 1455, sole paragraph of the Civil Code, subject to the provisions of this instrument, of the Debt Instruments and of the Intercreditor Agreement, irrevocably and irreversibly, promptly and automatically, to arrange for the cumulative and daily withholding of the amount equivalent to no more than 30% (thirty percent) of the funds then available in the Centralizing Account, as well as 30% (thirty percent) of the deposits made thereafter on a daily basis in the Centralizing Account, causing the retained amount to become unavailable to NET Company (the "DAILY WITHHOLDING AMOUNT"), and automatically releasing the remaining balance available at the Centralizing Account for free use by NET Company.

2.4. - Upon written request by the Collateral Agent mentioned in Clause 2.2 above, and regardless of any additional formality, the Centralizing Bank will be irrevocably and irreversibly required to transfer the Daily Withholding Amount to such current account(s) as may be indicated by the Collateral Agent in favor of the Creditors, the outstanding balance being automatically released in favor of NET Company.

2.4.1. - For purposes of the provisions of Clause 2.4 above, it is hereby established that the amount to be daily withheld in the Centralizing Account and transferred to the Collateral Agent may be lower or higher than the percentage defined above for purposes of calculation of the Daily Withholding Amount, except for the events contemplated in Clause 2.11.1 hereof.

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2.4.2. - Any funds transferred by the Centralizing Bank to the Collateral Agent in the manner and for the purposes established herein, shall be used by the Collateral Agent for prompt payment of the past due Secured Obligations, with due regard to the allocation rules contemplated in the Intercreditor Agreement.

2.4.3. - In the event of default on the Secured Obligations at any time, and provided that the applicable provisions hereof are observed, especially those contained in Clauses 2.1, 2.2, 2.2.1 and 2.3 above, of the Intercreditor Agreement and of the Debt Instruments, until full compliance with the Secured Obligations, the Collateral Agent may ask the Centralizing Bank to make daily transfers of the Daily Withholding Amount to the Collateral Agent, as provided for herein, for payment of the Secured Obligations up to the amount of the past due Secured Obligations.

2.4.4. - In the event of any withholding and transfer as mentioned in this Clause II, the corresponding Secured Obligations will be automatically acquitted, on a daily basis and strictly to the extent of such daily withholding and transfer, and regardless of any other formality, to which the Collateral Agent hereby agrees on behalf of Creditors and on its own behalf, irrevocably and irreversibly, and Collateral Agent and Creditors waive any claims against NET Company with respect to the amounts that have been the subject matter of said withholding and transfer.

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2.5. - The withholding and corresponding transfer to be made as set forth in this Clause II shall be carried out for the time necessary to obtain sufficient funds to fully settle the past due Secured Obligations (including any default charges, which will only cease to apply upon full and complete payment of the past due Secured Obligations, as well as of the costs and expenses for which Creditors and/or Collateral Agent are not liable, but which, by force of the provisions herein, have been borne and evidenced by them). Thus, the Collateral Agent shall promptly inform the Centralizing Bank on the same day on which this payment occurs, by means of written notice, that the latter will interrupt the withholding under penalty of the applicable legal sanctions and the obligation to refund any unduly retained amounts, properly accreted according to the DI-CETIP Over Rate (Extra-Group) remuneration published by CETIP in the period equivalent to that of the inappropriate withholding.

2.6. - Given the procedures and conditions established herein, it is hereby certain and defined that there is no responsibility or guarantee on the part of the Centralizing Bank or the Collateral Agent for payment of the Secured Obligations, except for the responsibility to perform the acts and procedures contemplated herein.

2.6.1. - The NET Company hereby authorizes the Centralizing Bank, on an irrevocable and irreversible basis, and as an essential condition for the business, pursuant to Article 684 of the Civil Code, to accept all the Collateral Agent's orders, provided that such orders have been given strictly in accordance with this Agreement and with the Intercreditor Agreement. A copy of the orders sent by the Collateral Agent and evidence of compliance with such order by the Centralizing Bank shall be sent by the Collateral Agent and the Centralizing Bank, respectively, to Net Servicos and/or NET Company up to the immediately succeeding business day.

2.7. - It is hereby established among the Parties that the Collateral Agent may only contact or notify NET Company's subscribers qualified in the Cities of Sao Paulo and

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Santos - SP in the sole and exclusive events of (a) default with respect to the
Secured Obligations, or (b) NET Company not giving the notice mentioned in Clause 4.1 (h) hereof within the stipulated period. The Collateral Agent must act exclusively to ensure compliance with the provisions of this Clause II, including to guarantee the obligation of the funds received from these subscribers to be handled through the Collection Network, always in compliance with the terms and conditions hereof, of the Debt Instruments and of the Intercreditor' Agreement.

2.8. - Although the Creditors have lawful preference rights with respect to the Receivables mentioned herein, the Creditors, through the Collateral Agent that represents them herein, hereby expressly agree and declare on an irrevocable and irreversible basis, under the penalties of the law, that during the effectiveness of this Agreement, and while they are parties to this Agreement, they may only (a) perform any acts that imply or may imply the attachment, judicial seizure or any other type of restriction of the Receivables; and/or (b) perform any acts that imply or may imply the attachment, judicial seizure or any other type of restriction of the sums contained in the Centralizing Account, solely and exclusively through the Collateral Agent, with due regard for the provisions in the Intercreditor Agreement and in this Agreement.

2.9. - If any of the Creditors and/or the Collateral Agent fail to observe the provisions of Clause 2.8, Net Servicos and/or NET Company shall notify Collateral Agent and such Creditor(s) to the effect that they undo the act, which they are forced to abstain from as a result of Clause 2.8 above within 10
(ten) consecutive days from such notice, and they shall answer for the losses and damages caused to Net Servicos and/or NET Companies and/or the other Creditors and/or the Collateral Agent, as applicable. If the default is not remedied within such term, (i) in case the default is imputable to one or more Creditors, the Creditor(s), who has(ve) caused such default will cease immediately from being a party hereto, and the rights thereof arising from their respective Debt Instrument(s) will no longer be part of the Secured Obligations, and they will then cease to be able to benefit

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from this Pledge. In the events above, said default will in no any way affect the legal and contractual rights and prerogatives now conferred to the other Creditors and/or the Collateral Agent.

2.10. - As soon as they become aware of the existence of any third party act, which may lead to a threatened and/or actual lien on the Receivables ("THIRD PARTY ACT"), Net Servicos and/or NET Company shall inform such Third Party Act to the Collateral Agent, providing the latter with the information and documents held thereby, and, regardless of any act by Net Servicos and/or NET Company, the Creditors shall, acting exclusively through the Collateral Agent as established in the Intercreditor Agreement, and using their preference rights, take all applicable judicial and/or extra judicial measures in order to preserve and maintain the integrity and full effect of the Pledge and/or to fully recompose it, for all purposes of law and of this Agreement, so that the Pledge remains always complete and in full force, and continuing, in all events of default with respect to the Secured Obligations, thus enabling the Creditors to enforce the Pledge as contemplated herein, exclusively through the Collateral Agent. Without prejudice to the aforementioned, NET Company undertakes to promptly take all judicial and extra judicial measures necessary to preserve the Pledge and for full exercise of the contractual and legal rights now granted to Creditors.

2.11. If the Receivables are the subject matter of a restriction established in judicial actions brought by third parties against NET Company and there is no default with respect to the Secured Obligations, Creditors shall, acting exclusively through the Collateral Agent, as contemplated in the Intercreditor Agreement, use their preference rights in relation to any amounts limited by third parties to raise the sums of such court deposits, which, except as otherwise agreed in writing between Net Servicos and/or NET Company and the Collateral Agent, shall be immediately deposited in the Centralizing Account so that, according to Clause 2.1 above, the Centralizing Bank allows NET Company to freely enjoy and dispose of the amounts deposited in the Centralizing Account, with due regard for the restrictions

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set out in the Debt Instruments.

2.11.1. - On the other hand, if the Receivables are the subject matter of a restriction established in judicial actions brought by third parties against NET Company and the Secured Obligations are in default, Creditors will be responsible, acting exclusively through the Collateral Agent, as provided for in the Intercreditor Agreement, to use the instrument of preference in relation to any sums restricted by third parties to raise the amount of such court deposits, which, except as otherwise expressly agreed in writing by NET Company and the Collateral Agent, shall be immediately deposited in the Centralizing Account so that the Centralizing Bank, pursuant to Clause 2.3 above, and in compliance with the provisions of the Intercreditor Agreement and of this Agreement, can take steps to retain the Daily Withholding Amount, releasing, on a daily basis, in favor of NET Company an amount never lower than 70% (seventy percent) of the funds existing in the Centralizing Account. If the Secured Obligations are in default, and the Daily Withholding Amount to be earmarked to the Collateral Agent as provided for in Clause 2.3 is in any way being affected by a Third Party Act, it is hereby established, since the Parties agree that NET Company cannot have more than the equivalent of 30% (thirty percent) of its committed Receivables, that:

      (a) if the equivalent of 30% (thirty percent) or more of the Receivables is committed by the Third Party Act, the Daily Withholding Amount shall not be transferred by the Centralizing Bank to the Collateral Agent, and the full amount existing in the Centralizing Account that is not committed by the Third Party Act shall be immediately released in favor of NET Company; and

      (b) if the amount committed by the Third Party Act is lower than 30% (thirty percent) of the Receivables, there shall be a restated transfer of the Daily Withholding Amount by the Centralizing Bank to the Collateral Agent, so that the difference between 30% (thirty percent) of the amount deposited in the Centralizing Account and the amount

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committed by the Third Party Act is passed on to the Collateral Agent, releasing the balance in favor of NET Company.

2.11.2. - The attachment of any assets, properties or rights of NET Company other than the Receivables, will not authorize the reduction of any of the amounts that the Centralizing Bank will deliver to Creditors in the cases contemplated herein.

2.11.3. - If the Collateral Agent and/or the Centralizing Bank fails to strictly observe the provisions of Clauses 2.11, 2.11.1 and/or the other Clauses contained in this Clause II, the noncompliance with which could result in the undue withholding of amounts contained in the Centralizing Account or of amounts that should have been remitted to the Centralizing Account, the Collateral Agent will be subject to application of the applicable legal sanctions, in addition to the obligation of reimbursing the amounts unduly withheld, properly added by the CDI remuneration published by CETIP extra-group in the period equivalent to that of the undue withholding.

2.12. - Without prejudice to other events of early maturity of the Secured Obligations as established in the Debt Instruments or in the Intercreditor Agreement, the Collateral Agent and any of the Creditors are expressly prohibited to consider the early maturity of the Secured Obligations based on Articles 333, II and III, 1425, I, IV and V of the Civil Code. Without prejudice to the duty of the Centralizing Bank and the Collateral Agent, on its own behalf and on behalf of Creditors, never to make any restrictions higher than the equivalent of 30% (thirty percent) of the Receivables, the Collateral Agent may, with due regard for the provisions of the Debt Instruments, the Intercreditor Agreement and this Agreement, notably Clauses 1.4 and 1.4.1 above and Clause
11.5 below, consider the early maturity of the Secured Obligations if any of the following events should occur: (i) if the obligations provided in Clauses 1.2 or
1.3 above are not complied with; (ii) if the obligations contemplated in sections "a", "b", "c" or "d" of Clause 2.14 below are not complied with; (iii) if the provisions of section "h" of Clause 4.1 below are not complied with; or
(iv) if

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                                                                            -17-

the obligations provided in Clause 11.2 below are not complied with.

2.13. - Any court costs, expenses and attorneys' fees arising from exercise of the Creditors' preemptive right will be reimbursed upon submission of the respective slips, whereas the attorneys' fees will only be reimbursed if (a) they are within the market value charged by first class offices in the cities of Sao Paulo and Rio de Janeiro and are compatible with the amount of the claim; and (b) are duly evidenced and justified by appropriate documents, such as the corresponding invoices or debit notes for services provided.

2.14. - In the judicial enforcement actions filed against the NET Company by third parties, the NET Company shall make its best endeavors to enforce this Pledge, undertaking: (a) not to indicate the Receivables for attachment; (b) to refute in a timely manner, in all instances of jurisdiction, with all applicable appeals, the possible attachment of the Receivables; (c) to submit, in a timely manner, all appropriate defenses in the enforcement action; (d) not to hinder the exercise of the preemptive right by the Creditors, but rather, to cooperate with the Creditors for the actual exercise of such right; (e) to inform the Collateral Agent of the existence of any enforcement or collection action filed against NET Company, involving an amount equal to or greater than R$1,000,000.00 (one million reais), even if there is no attachment of Receivables, immediately after becoming aware of the existence of the action in any way; (f) to send reports, whenever requested, to the Collateral Agent for the benefit of Creditors with more updated information on the status of the enforcement or collection actions filed against NET Company involving an amount equal to or greater than R$1,000,000.00 (one million reais); (g) to inform the Centralizing Bank within 2 (two) business days, about any court deposit made by NET Company in compliance with the judicial attachment of the Receivables, with discrimination: (i) of the deposit amount; (ii) of the period to which the deposit refers; and (iii) of the amount of the NET Company's total billing during the deposit period, as well as the amount actually pledged pursuant hereto in the same period. For application of this clause, "collection action" means any procedural, administrative, judicial or arbitral means requesting that the

NET Company be sentenced to settle any debt for an amount equal to or greater than said amount.

2.15. - The Parties acknowledge that the Creditors are authorized, always acting exclusively through the Collateral Agent, to require compliance with the Pledge created hereunder together with any other guarantee granted to the Creditors, including Additional Pledge Agreements, at the Creditors' sole discretion, pursuant to the terms of this Agreement and the Intercreditor Agreement.

III.- RESTRICTIONS WITH RESPECT TO DISPOSAL OR ENCUMBRANCE OF THE SUBJECT
      MATTER OF THE PLEDGE

3.1. - Except for the events expressly permitted under the Debt Instruments, NET Company and Net Servicos may not, during the effectiveness of the Pledge, either directly or indirectly, transfer, assign, dispose of or in any other way create any lien or encumbrance in relation to the Receivables, wholly or in part.

IV. - OBLIGATIONS OF NET SERVICOS AND NET COMPANY

4.1. - In addition to the other obligations contemplated in the Debt Instruments, in the Intercreditor Agreement, in this Agreement or in prevailing law, Net Servicos and/or NET Company, up to the Pledge Termination Date, undertake:

      (a) to perform all acts necessary or advisable to effectuate, perfect and maintain the Pledge created hereunder, and to keep all the authorizations necessary for the execution and implementation of this Agreement always valid, in perfect order and in full force;

      (b) to maintain the Pledge at all times existing, valid, effective, in perfect order and in full force, without any restriction or condition, and, in the cases stipulated in Clause II, to maintain the Receivables free and clear of any liens or encumbrances, whether of a judicial or extrajudicial nature, in compliance with the provisions hereof;

      (c) to fully comply with all the obligations contemplated herein;

      (d) to defend themselves timely and efficiently against any act, action, procedure or proceeding that could in any way affect this Agreement or the Pledge;

      (e) to maintain the Centralizing Bank as the agent in charge of centralizing collection of payments made by the NET Company's subscribers and not to modify or alter the Centralizing Account, in compliance with the provisions of Clause V below;

      (f) according to the model set forth in "Schedule 1", to irrevocably and irreversibly authorize, unless otherwise agreed in writing by the Collateral Agent, on behalf of the Creditors, each institution that is part of the Collection Network to direct all the payments related to Receivables to the Centralizing Account;

      (g) to provide the Collateral Agent with a copy of the authorizations mentioned in item (f) above, together with a declaration signed by 2 (two) statutory Directors of NET Company attesting that said institutions represent the entire Collection Network;

      (h) for purposes of Article 1453 of the Civil Code, within 30 (thirty) consecutive days from this date, to notify each of the subscribers thereof from the City ies of Sao Paulo and Santos about this Pledge, as well as to notify, within 30 (thirty) consecutive days after the execution of the respective term of adhesion, each new subscriber which after this date becomes one of the NET Company's qualified subscribers. Such notice shall be given as follows:

      "According to the instrument registered in [ ] Registry of Deeds and Documents of the City of [ ], under No. [ ], the amounts payable to NET under this invoice are pledged in favor of certain creditors of Company."; and

      (i) to observe the Creditors' representation by the Collateral Agent, as established in the Intercreditor Agreement and in this Agreement, since this is a condition precedent for the legal business agreed herein, with the validity and effectiveness of such representation being ratified for all purposes of this Agreement.

V. - OBLIGATIONS OF THE CENTRALIZING BANK

5.1. - The Centralizing Bank hereby undertakes to comply with its obligations as centralizing agent, pursuant hereto, until the Pledge Termination Date.

5.1.1. - Without prejudice to the provisions of Clause 5.1 above, as set forth herein, the Collateral Agent, on its own behalf and on behalf of Creditors, hereby agrees that Net Servicos may change the Centralizing Bank by giving a prior simple notice to the

Collateral Agent, provided the Secured Obligations are not breached, and may choose any bank organized according to the laws of Brazil (i) with an adjusted shareholders' equity at least equivalent, in applicable Brazilian currency, to R$ 100,000,000.00 (one hundred million Reais); (ii) that maintains, in relation to its deposit certificates, an investment risk rating of at least "BBB-", when appraised by Standard & Poor's, or "Baaa3", when appraised by Moody's or by another rating agency renowned nationwide; or (iii) that is a branch or a controlled company of a foreign bank with an investment risk rating of at least "BBB-", when appraised by Standard & Poor's or "Baaa3", when appraised by Moody's, in connection with its short-term obligations.

5.1.2. - Having chosen to substitute the Centralizing Bank, NET Company undertakes, in relation to the new Centralizing Bank, to observe the provisions hereof, especially with respect to the provisions of Clauses II and IV above, so as to ensure that the Collection Network may transfer the payments relative to the Receivables to the new Centralizing Bank to which the new Centralizing Account will be bound. As a condition precedent for the replacement of the Centralizing Bank, the new Centralizing Bank must also adhere unconditionally, irrevocably and irreversibly to all the provisions hereof, assuming all the obligations stipulated herein.

5.2. - Furthermore, if this Centralizing Bank has to be substituted, whether by force of law or by any fact that prevents it from continuing to comply with its obligations as provided for herein, the Collateral Agent shall substitute it, subject to the applicable requirements set out in Clauses 5.1.1 and 5.1.2 above. The majority of Creditors shall approve such substitution.

5.2.1. - To substitute the Centralizing Bank to which Clauses 5.1 and 5.2 above refer, the following measures shall be taken:

      (a) the Collateral Agent shall be notified in details by Centralizing Bank and

NET Company of the reasons that led to the need for the substitution, and the Collateral Agent shall obtain Creditors' agreement pursuant to Clause 5.2 above. In the event that the Centralizing Bank is to be substituted pursuant to Clause
5.1 above, the Creditors' approval will not be required;

      (b) an amendment to this Agreement shall be entered into, by which the new Centralizing Bank will formally adhere to all terms and conditions hereof, and will undertake to abide by all its provisions applying to the Centralizing Bank, in an unconditional, irrevocable and irreversible manner; and

      (c) whenever it is necessary to substitute the Centralizing Bank exclusively due to a reason arising from the NET Company's default on its obligations established herein, NET Company shall bear all the costs related to this substitution, including, without limitation, the necessary registration and filing costs.

5.3. - In addition to the other obligations contemplated herein, the Centralizing Bank undertakes:

      (a) to accept and comply with all the instructions it has received from the Collateral Agent according to the provisions hereof and of the Intercreditor Agreement, with respect to withholding, blocking and the form of investment of the funds available in the Centralizing Account for payment of the Secured Obligations;

      (b) not to waive or transfer to third parties the duty it now performs as centralizing agent for actual receipt of the Receivables, without the prior written authorization by the Collateral Agent and Net Servicos, in compliance with the provisions of Clauses 5.1.1 and 5.2 above;

      (c) to comply with orders to change or alter the Centralizing Account only upon the prior written authorization of the Collateral Agent and Net Servicos, jointly;

      (d) to provide Net Servicos and Collateral Agent, up to the 10th (tenth) day of the subsequent month, with a copy of the complete statement for the Centralizing Account, relative to the operations made in the previous month;

      (e) to provide monthly to NET Company and to Collateral Agent a written report informing the current value of the total daily receipts arising from the Receivables, up to the 10th (tenth) day of the month subsequent to the month due;

      (f) to provide to the Collateral Agent, in the periodicity requested by it, the amount of the funds that may be requested for enforcement of the Pledge; and

      (g) to arrange for the NET Company and/or Net Servicos not to face any difficulty in obtaining the signature of the Centralizing Bank's legal representatives on the amendments hereto, whenever necessary.

5.4. - In the event the Centralizing Bank fails to comply with any of the obligations assumed hereunder, and if such noncompliance is not remedied within 48 (forty-eight) hours from the event, the Centralizing Bank shall be required to indemnify the Creditors and/or the Collateral Agent and/or Net Servicos and/or NET Company, as the case may be, for any losses and damages arising from this default.

VI. -  OBLIGATIONS OF THE COLLATERAL AGENT

6.1. - In addition to the other obligations set out herein and in the Intercreditor Agreement, the Collateral Agent undertakes:

      (a) to take all the steps necessary or advisable so that the guarantee created hereunder is always fully valid and enforceable;

      (b) to manage the funds arising from the possible enforcement of the guarantee now provided in favor of Creditors, pursuant to the Intercreditor Agreement and this Agreement;

      (c) to promptly notify Net Servicos and Creditors with respect to any action by them relative to the transfer of funds from the Centralizing Account for payment of the Secured Obligations;

      (d) to respect and ensure that any and all measures to be taken, for all effects and purposes hereof, especially for enforcement of the Pledge, may only be irreplaceably effected by Collateral Agent, provided that the terms and conditions of the Intercreditor Agreement and of this Agreement have been complied with;

      (e) to provide the corresponding Creditor with copies of any additional documents prepared pursuant to the terms hereof, which may be reasonably requested by Creditor, including any updating of the schedules hereof and any evidence of its registration as established herein, except for the documents mentioned in Clauses 1.3 and 5.3 (d) above, as well as excluding any other document which may imply financial and/or privileged and/or confidential information on NET Company and/or Net Servicos and/or any of the other Creditors, subject to the provisions of the Intercreditor Agreement;

      (f) to verify with Net Servicos if the filings and registrations contemplated herein have been duly effected, within the timeframes determined herein;

      (g) to take, on behalf of the Creditors, the steps necessary to protect the preemptive right over Receivables, as soon as it becomes aware of the existence of any third party act that may result in a threatened or actual lien on the Receivables, pursuant to this Agreement; and

      (h) to arrange for NET Company and/or Net Servicos not to encounter any difficulty in obtaining the signature of the Collateral Agent's legal representatives on the amendments hereto, whenever necessary.

6.2. - In the event of failure by the Collateral Agent to comply with any of the obligations assumed hereunder, and if this noncompliance is not remedied within 48 (forty-eight) hours from the event, the Collateral Agent will be obliged to indemnify the Creditors and/or Net Servicos and/or NET Company, as the case may be, for any losses and damages arising from this default.

VII. - REPRESENTATIONS AND WARRANTIES OF NET SERVICOS AND NET COMPANY

7.1. - Net Servicos, on its own behalf and on behalf of NET Company, and Net Company represent and warrant, on this date, under penalty of the law, that:

      (a) NET Company and Net Servicos are companies duly organized and existing pursuant to the laws of Brazil, and are free to manage their assets;

      (b) the necessary authorizations for NET Company and Net Servicos to enter into this Agreement and to assume and comply with all the obligations provided herein have been obtained, and are valid, effective and in full force;

      (c) NET Company and Net Servicos are authorized, according to the terms of their respective Bylaws and of the applicable legislation, as well as by the respective public administration bodies to grant the guarantee contemplated in this Agreement as well as to comply with the obligations contained in this Agreement;

      (d) the persons that represent NET Company and Net Servicos in this Agreement are duly authorized for such purpose;

      (e) there is no administrative, arbitral or fiscal judicial or extrajudicial action or procedure, in an amount equal to or exceeding R$ 1,000,000.00 (one million Reais), which may, in any way, prejudice or invalidate this Pledge or the obligations assumed herein, except for the actions or procedures, liens, encumbrances and restrictions mentioned in "Schedule 8" hereto;

      (f) to the best of their knowledge, no judicial action, or extrajudicial, administrative or arbitral procedure, irrespective of the plaintiff, seeking to cancel, alter, invalidate, question or otherwise affect the Pledge and/or the obligations assumed herein, is threatened to be filed or commenced, except for any actions or procedures that may be filed by holders of a Debt Not Included, as defined in the Intercreditor Agreement;

      (g) the Receivables are free and clear of any judicial or extrajudicial liens, and are not subject to any restriction with respect to their disposal or transfer, except the liens, encumbrances and restrictions described in "Schedule 8".

      (h) the terms and conditions hereof and the assumption and compliance with all obligations set out herein (i) do not imply the default by NET Company and/or Net Servicos on any agreement, document or instrument to which NET Company and/or Net Servicos are parties or to which any of their assets and properties are bound, which entails or may reasonably entail a payment obligation on the part of Net Servicos or NET

Company, in an amount exceeding R$ 30,000,000.00 (thirty million Reais), except for the contractual instruments of the holders of the Debt Not Included, as defined in the Intercreditor Agreement; (ii) do not violate any law, decree or regulation to which NET Company and/or Net Servicos are subject; (iii) do not violate any pending order, decision, administrative, arbitral or court sentence against NET Company and/or Net Servicos (except for the Unibanco Action, as defined in the Intercreditors Agreement), which individually entails or may reasonably entail a payment obligation on the part of Net Servicos or NET Company in an amount exceeding R$ 30,000,000.00 (thirty million Reais); and (iv) do not violate the bylaws and articles of association of NET Company and/or Net Servicos;

      (i) the obligations assumed herein are valid and enforceable obligations pursuant to their terms and conditions;

      (j) the Receivables listed in "Schedule 5" hereof represent, as of [   ]
2005, 100% (one hundred percent) of the Receivables;

      (k) the Collection Network is duly instructed by NET Company and by Net Servicos to automatically transfer the funds deriving from the Receivables to the Centralizing Account; and

      (l) all the powers of attorney granted by the NET Companies pursuant hereto are granted irrevocably and irreversibly pursuant to the terms of Article 684 of the Civil Code.

7.2. - NET Company and Net Servicos are jointly and severally responsible for any losses and damages arising from the untruthfulness or inaccuracy of these representations, within the timeframes established by the prevailing legislation.

VIII. - REPRESENTATIONS OF THE CENTRALIZING BANK AND THE COLLATERAL AGENT

8.1. - The Centralizing Bank and the Collateral Agent individually represent and warrant, under the penalties of the law, that each:

      (a) is a company duly organized and validly existing pursuant to the laws of Brazil, and are free to manage its assets;

      (b) all authorizations necessary for the execution hereof and for the assumption and performance of all its obligations contemplated herein have been obtained, are currently valid, effective and in full force, and have not been changed in any way;

      (c) is authorized, pursuant to its Bylaws and the applicable legislation, as well as by the respective public administration agencies to comply with the obligations contained herein;

      (d) the persons that represent it in the execution hereof are duly authorized for such purpose;

      (e) the terms and conditions hereof and the assumption and compliance with all the obligations contemplated herein (i) do not imply default with respect to its share in any agreement, document or instrument to which it is party or to which its assets and properties are bound; (ii) do not violate any law, decree or regulation to which it is subject; (iii) do not violate any order, decision, administrative or judicial sentence pending against it; and (iv) do not violate its Bylaws;

      (f) the obligations assumed in this Agreement are valid and enforceable obligations pursuant to its terms;

      (g) it is aware of all the terms and conditions of the Intercreditor Agreement and instruments that substantiate the Secured Obligations; and

      (h) it is aware that any and all measures to be taken, for all effects and purposes hereof, especially for enforcement of the Pledge, may only be effected irreplaceably by the Collateral Agent, in compliance with the terms and conditions of the Intercreditor Agreement and of this Agreement.

8.2. - Centralizing Bank and Collateral Agent are responsible for any losses and damages arising from the untruthfulness or imprecision of their declarations, within the terms established by the pertinent legislation.

IX. - NOTICES

9.1. - Any and all notices to be exchanged by the Parties with respect to any matter related hereto shall be made in writing and sent to the addresses indicated below:

(a) if to NET Company and/or Net Servicos:

      NET SERVICOS DE COMUNICACAO S.A.
      Attn: Mr. Andre Muller Borges and/or Mr. Leonardo Porciuncula. Gomes
      Pereira
      Telephone #:   (55-11) 5186-2606
      Fax:           (55-11) 5186-2780
      Address:       Rua Verbo, n(degrees)1356, Chacara Santo Antonio,
                     Sao Paulo - SP Brasil, CEP 04719-002

(b) if to Creditors, at the addresses, telephone and fax numbers mentioned in each of the Debt Instruments, or preferably at the addresses, telephone and fax number of the Collateral Agent, as mentioned in item (c) below;

(c)   if to the Collateral Agent:

      BANCO ITAU S.A.
      Diretoria de Servicos para o Mercado de Capitais
      Endereco: Av. Engenheiro Armando de Arruda Pereira, 707 - 9(a)andar - Jabaquara
      CEP: 04344-902 -  Sao Paulo - S.P.
      At.: Sr. Antonio Carlos Rodrigues
      Tel: (55 11) 5029-1527
      Fax: (55 11) 5029-1535
      e-mail: antonio-carlos.rodrigues@itau.com.br

(d)   if to the Centralizing Bank:

      BANCO ITAU S.A.
      Diretoria de Servicos para o Mercado de Capitais
      Endereco: Av. Engenheiro Armando de Arruda Pereira, 707 - 9(a)andar - Jabaquara
      CEP: 04344-902 -  Sao Paulo - S.P.
      At.: Sr. Antonio Carlos Rodrigues
      Tel: (55 11) 5029-1527
      Fax: (55 11) 5029-1535
      e-mail: antonio-carlos.rodrigues@itau.com.br

9.2. - The notices will be deemed delivered on the date they are received, when sent by registered letter or "return receipt requested", issued by the Brazilian mail service (Empresa Brasileira de Correios e Telegrafos), and when delivered at the addresses above.

The notices, however, will be deemed delivered on the immediately succeeding business day, when sent by fax or email, provided that the originals of the documents thus transmitted are forwarded to the addresses above by the means indicated above, up to the second business day immediately following their transmission.

9.3. - Any change of address and other data to be observed for purposes of the notices above will only be effective 10 (ten) business days after communication thereof to Net Servicos and to Collateral Agent.

X - INCLUSION OF OTHER CREDITORS

10.1. - Other creditors that may adhere to this Agreement pursuant to the Debt Instruments and the Intercreditor Agreement (the "JOINING CREDITORS") will be admitted as part hereof, and will enjoy the same rights and obligations, and be able thus to share in the Pledge with the other Creditors listed in "Schedule 2" hereof. The Joining Creditors will accept the terms hereof by adhering to the Intercreditor Agreement, according to the terms and conditions contemplated in it and by means of the execution of the competent Term of Adhesion, according to "Schedule 9" ("TERM OF ADHESION"). The Term of Adhesion duly signed by the Joining Creditor will become an integral part hereof.

10.2. - The Term of Adhesion shall substantiate a binding document signed by the Joining Creditor's legal representatives, where (i) its request for such credit to be inserted as Pledge beneficiary shall be set forth, and (ii) its unconditional acceptance of all the terms and conditions of this Agreement and of the Intercreditor Agreement shall be evidenced, especially with respect to its representation by means of the Collateral Agent.

10.2.1.- The Joining Creditors, upon signing of the Term of Adhesion, will start to enjoy the same rights and have the same obligations set out herein and in the Intercreditor Agreement, pari passu with respect to the other Creditors, without any exception and/or limitation.

10.3. - For the Term of Adhesion to be effective, the Joining Creditor shall register it at the Registry of Deeds and Documents of the City of Rio de Janeiro and, within at most 5 (five) business days after the date of said registration, it shall send certified copies evidencing such registration to Collateral Agent and NET Company.

10.4. - Any vice which may be imputed to the Term of Adhesion will not affect or impair any of the provisions contemplated herein, which will always remain valid and effective for all effects and purposes.

XI. - REGISTRATIONS AND PENALTIES

11.1.- NET Company shall, within at most 7 (seven) business days of receipt of the original counterparts hereof duly signed by the Parties, file this Agreement for registration at the Registry of Deeds and Documents of the City of Rio de Janeiro, and, within a maximum period of 20 (twenty) consecutive days of the date of such filing, it shall send certified copies evidencing such registration to the Collateral Agent and the Centralizing Bank, with due regard always for the provisions in Clause 11.4 below.

11.2. - With respect to the amendments to this Agreement referred to in Clause 1.2.1, NET Company shall, every 15th (fifteenth) day of the month immediately succeeding the civil quarter ended, if it is a business day, or on the first succeeding business day, deliver to the Collateral Agent, in compliance with the provisions of Clauses 6.1 "h" and 9.2 above, all the counterparts of the respective amendment, duly signed by the legal representatives of NET Company and Net Servicos, with the respective signature certification, so that the Collateral Agent, on its own behalf and on behalf of Creditors, signs the counterparts of such amendment, certifies the competent signatures and returns such counterparts to NET Company, at the address mentioned in Clause 9.1 "a" above, keeping only one of the counterparts. Within 7 (seven) business days of receipt of the original counterparts of the amendment to the Agreement, duly signed by the Collateral Agent, NET Company shall file the respective amendment at the Registry of Deeds and Documents, where this Agreement is registered, and within 20 (twenty) consecutive days after the date of said filing, it shall send certified copies evidencing such registration to Collateral Agent, except in the case of the provisions of Clause 11.4 below.

11.2.1. In any other event of amendment to this Agreement, with due regard for the provisions of Clause 10.3, the NET companies shall, within 7 (seven) business days of receipt of the original counterparts to the amendment hereto duly signed by the Parties, file the respective amendment for registration at the Registry of Deeds and Documents where this Agreement is registered, and within 20 (twenty) consecutive days of the date of such filing, it shall send certified copies evidencing such registration to Collateral Agent, with due regard for the provisions of Clause 11.4 below.

11.3.- Notwithstanding any other penalty imposed by the applicable legislation, by this Agreement, by Clause 11.5 below, by the Debt Instruments and/or by the Intercreditor Agreement, noncompliance by NET Company with any of the timeframes established under Clause 11.2 above, for any reason whatsoever, will result in a fine in favor of the Creditors, to be distributed pro rata, in proportion to their respective Secured Obligations, for R$ 100,000.00 (one hundred thousand reais) per day or fraction of a day of delay.

11.3.1.- The amount of the fine contemplated above will be adjusted yearly or at a shorter period, if this is not prohibited or is permitted by the applicable legislation, as from this date, including according to the variation in the General Market Price Index (IGP-M), or in the absence thereof for any reason, by the General Price Index - Internal Availability, both published by Fundacao Getulio Vargas.

11.4.- Delay in complying with the terms established herein , whether arising from an act of God or force majeure, as for example, strikes, delays, failures and omissions by the Registry of Deeds and Documents, not imputable to the NET Company, Net Servicos and/or their controlled companies, will not characterize contractual noncompliance nor will lead to the application of the fine mentioned in Clause
11.3. In this case, the agreed timeframes will be suspended at the date of beginning of the act of God or force majeure until the date of its cessation, and NET Company must, as from the first business day immediately succeeding the cessation of the event of act of God or force majeure, take all the steps necessary for the registration thus impaired to be made, calculating the period for compliance with the obligations as from such date of cessation of the act of God or force majeure.

11.5. - Upon expiration of the terms established in Clauses 1.4, 1.4.1, 11.2 and 11.4, and in compliance with the provisions in Clauses 2.12 and 12.9, in the Intercreditor Agreement and in the Debt Instruments, Creditors may declare the early maturity of the Secured Obligations. After declaration of the early maturity of the Secured Obligations, the penalties contemplated in Clause 11.3 above will cease to be applicable, without prejudice to the penalties imposed by the applicable legislation and the Debt Instruments.

11.6. - Without prejudice to the obligations hereby assumed by NET Company with respect to such measures, as well as the penalties arising from noncompliance therewith, the Collateral Agent may, at its sole discretion, upon notice to NET Servicos, carry out the public registrations referred to in Clauses 11.1, 11.2 and 11.2.1.

11.6.1. Without prejudice to the other powers granted by Net Servicos and/or NET Company to the Collateral Agent and/or Creditors, Net Servicos and NET Company, through a power of attorney according to the model set forth in "Schedule 7", grant to the Collateral Agent, in the capacity of representative of the Creditors, on an irrevocable and irreversible basis, and as condition for the business, according to Article 684 of the Civil Code, certain powers for the Collateral Agent to represent NET Companies before any and all Registries of Deeds and Documents, being able to sign any and all documents, perform any and all acts necessary, specifically and exclusively for execution of the registrations contemplated in Clauses 11.1, 11.2 and 11.2.1.

11.7. - It is hereby certain and agreed that, on the Pledge Termination Date, NET Company shall, on its own account and risk, take the steps necessary to cancel the Pledge's registration, Collateral Agent undertaking to promptly provide the necessary cooperation to that end, as well as to supply the term of release with respect to the Secured Obligations, and any relevant information and documents reasonably requested by Net Servicos and/or NET Company. It is certain, however, that said cancellation will depend, in any case, on the full satisfaction of the Secured Obligations and, in this event, according to Articles 319 and 1436 of the Civil Code, as well as according to Article 250 of the Law of Public Registrations (Lei de Registros Publicos), whereupon NET Company, Net Servicos and/or their controlled companies will be authorized to use all the existing administrative and/or judicial mechanisms, without any limitation, to release the Pledge and cancel its registration.

XII. - MISCELLANEOUS

12.1. - The Parties, bound for themselves, their successors and assignees of any kind, agree that all the terms, conditions, covenants, powers of attorney and commitments assumed herein are made on an irrevocable and irreversible basis.

12.2. - Any change to the terms and conditions hereof will only be considered valid if formalized in a proper written instrument, signed by all the Parties, except in the specific cases determined in this Agreement and its schedules, always in compliance with the provisions of the Intercreditor Agreement, it being certain, however, that the Collateral Agent shall represent Creditors exclusively and with ample powers for such, in the performance of any amendment hereto, pursuant to the terms and conditions of the Intercreditor Agreement.

12.3. - The Creditors, in compliance with the provisions of the Intercreditor Agreement, and acting exclusively through the Collateral Agent for purpose of taking the applicable measures, may, at their sole discretion, require the specific execution of the obligations assumed herein by the Parties, pursuant to the terms of Articles 461, 621 and 632 to 645 of the Brazilian Civil Procedural Code, as well as the enforcement of the guarantee granted herein.

12.3.1.- Without prejudice to the other rights granted to the Collateral Agent in the capacity of collateral agent of Creditors, Collateral Agent is hereby irrevocably and irreversibly authorized to effect all withholdings and transfers contemplated herein for purposes of Article 1455, sole paragraph of the Civil Code.

12.4. - NET Company and Net Servicos hereby agree, as a condition hereof, to take any and all complementary steps and to produce any and all documents necessary for the formalization of the Pledge, and for the validity and effectiveness of this Agreement.

12.5. - Any and all costs or expenses that are provenly incurred by the Collateral Agent in the performance of the obligations or exercise of the rights contemplated herein or in the applicable legislation, including court costs and expenses incurred with registrations, annotations or enforcement of the guarantee contracted herein, as well as resulting from the proceedings, procedures and/or other judicial or extrajudicial measures necessary for the safekeeping of the rights and prerogatives contemplated herein, including costs, fees, court costs, expenses, emoluments, attorneys' and experts' fees or any other charges related to such procedures, proceedings or measures, provided they have been evidenced, and are reasonable and justifiable for the purposes hereof, shall be the responsibility of Net Servicos and/or NET Company, and must be reimbursed within 10 (ten) business days counted from the date of receipt of a notice to this effect to be sent to Net Servicos and/or NET Company, at the discretion of the Collateral Agent. Reimbursement of the court costs and attorneys' fees dealt with by the clauses hereof will be made pursuant to the provisions of Clause 2.13.

12.6. - The invalidation or cancellation, wholly or in part, of any of the clauses hereof will not affect the other clauses, which shall remain always valid and effective until compliance by the Parties with all their obligations provided herein. If any clause hereof is declared null and void, the Parties hereby undertake to negotiate, within the shortest period possible, in substitution of the clause declared null and void, the inclusion herein of valid terms and conditions that reflect the terms and conditions of the clause rendered null and void, according to the intention and purpose of the Parties at the time of negotiation of the clause null and void and its context.

12.7. - Subject to Clause II hereof, for purposes of Article 1460 of the Civil Code, the Creditors hereby irrevocably and irreversibly authorize Net Servicos, its controlled companies and NET Company, in compliance with the terms hereof, to receive payment for the Receivables and release them.

12.8. - Waiver by any of the Parties, with respect to the exercise of any of the rights attributed pursuant to the terms hereof or of the applicable legislation will be effective only if manifested in writing. No tolerance, delay or indulgence by any of the Parties in ensuring compliance with any provision hereof shall prejudice or restrict the rights of such party, nor shall it prevent such party from exercising such rights or other rights when it deems appropriate, regardless of any previous communications or notices.

12.9. - For all legal purposes, it is hereby established that the only events of early maturity, in addition to those expressly contemplated in this Agreement, the Debt Instruments and the Intercreditor Agreement are those set forth in items II and III of Article

1425 of the Civil Code.

12.10. - The confidentiality commitment set out in Clause 10.14 of the Intercreditor Agreement shall apply to this Agreement.

12.11. - Without prejudice to the joint and several liability between NET Companies and Net Servicos established in the Intercreditor Agreement, the Debt Instruments and the Additional Pledge Agreements, NET Company and Net Servicos hereby and in the best form of law irrevocably and irreversibly, and for the purposes contemplated in Article 265 of the Civil Code, declare hereunder to be joint and several debtors and principal payers exclusively with respect to the obligations contemplated in Clauses 2.13, 7.2, 11.1 to 11.7 and 12.5 hereof.

12.12. - The Parties elect the courts in the Judicial District of Sao Paulo, State of Sao Paulo, to settle any doubts or disputes arising out of this Agreement, to the exclusion of any other courts, however privileged they may be.

IN WITNESS WHEREOF, the Parties - binding themselves and their successors - sign this Agreement in 4 (four) counterparts of equal tenor and form, to one sole effect, in the presence of 2 (two) undersigned witnesses.

                                    Sao Paulo, [   ] 2005

                                    FOR CREDITORS

                           By       ____________________________________________
                                    BANCO ITAU S.A.
                                    Name:
                                    Title:

                                    COLLATERAL AGENT AND CENTRALIZING BANK

                                    ____________________________________________
                                    BANCO ITAU S.A.
                                    Name:
                                    Title:

                                    NET COMPANY

                                    ____________________________________________
                                    NET SAO PAULO LTDA.
                                    Name:
                                    Title:

                                    NET SERVICOS

                                    ____________________________________________
                                    NET SERVICOS DE COMUNICACAO S.A.
                                    Name:
                                    Title:

Witnesses:

1.   -   ____________________________

         Name:

         Identity Card - RG:

2.   -   ____________________________

         Name:
         Identity Card - RG:

                                                              SCHEDULE 1 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

        MODEL OF THE INSTRUCTION TO THE COLLECTION NETWORK'S INSTITUTIONS

"Sao Paulo,        , 2005

To
Bank [Collector]

[ ]

Re.: Instruction for daily transfer of sums - Current Account No. [ ], Branch No. [ ]

Dear Sirs,

We take this opportunity to ask you that, as of this date, you arrange for the daily and automatic transfer of 100% (one hundred percent) of the cash available at the referenced current account, held by [ ], to Current Account No. [ ], Branch No. [ ], of Banco Itau S.A., also held thereby, regardless of any other formality, until subsequent written request otherwise by the holder.

Very truly yours,

Net"

                                                              SCHEDULE 2 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                                LIST OF CREDITORS

(1) PLANNER CORRETORA DE VALORES S.A., a joint-stock company with its headquarters in the City of Sao Paulo, State of Sao Paulo, at Avenida Paulista, 2.439, 11th floor, enrolled in the National Register of Legal Entities (C.N.P.J.) under n(0). 00.806.535/0001-54, , representing, as fiduciary agent and proxy of the Securities of the Forth Public Issue of Debentures, Not Convertible Into Shares, with Collateral Guarantee and Suretyship, of Net Servicos de Comunicacao S.A., in this act represented jointly by the owners of the Debentures by Banco Itau S.A., as Collateral Agent;.

(2) THE BANK OF NEW YORK, a financial institution with its headquarters in New York, at Braclay Street, 101, New York, NY, 10286, as Trustee of owners of the Net Sul Notes (according to the Creditors Agreement) in this act represented jointly by the owners of Net Sul Notes and by Banco Itau S.A., as Collateral Agent;

(3) THE BANK OF NEW YORK, a financial institution with its headquarters in New York, at Braclay Street, 101, New York, NY, 10286, as Trustee of the owners of the Company Notes, (according to the Creditors Agreement) in this act represented jointly by the owners of the Company Notes and by Banco Itau S.A., as Collateral Agent;

(4) BANCO DO BRASIL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(5) BANCO ITAU BBA S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city of Sao Paulo, in Sao Paulo State, at Praca Alfredo Egydio de Souza Aranha, 100 - Torre Conceicao - 9th floor, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)17.298.092/0001-30, represented by Banco Itau S.A., as Collateral Agent;

(6) BANKBOSTON BANCO MULTIPLO S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(7) BANCO BRASCAN S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city of Rio de Janeiro, at Avenida Almirante Barroso, 52 30th floor, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)33.923.111/0001-29, represented by Banco Itau S.A., as Collateral Agent;

(8) UNIBANCO - UNIAO DE BANCOS BRASILEIROS S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city and State of Sao Paulo, at Avenida Eusebio Matoso, 891, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)33.700.394/0001-40, represented by Banco Itau S.A., as Collateral Agent;

(9) BANCO DO ESTADO DO RIO GRANDE DO SUL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(10) MARATHON FUND, L.P., a financial institution duly organized and existing according to the laws of [ ], with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(11) BANCO UNICO S.A., new corporate name of Banco BNL do Brasil S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city and State of Sao Paulo, at Av. Paulista, 1.963, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)00.086.413/0001-30, represented by Banco Itau S.A., as Collateral Agent;

      (12) BANCO DE CREDITO NACIONAL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

                                                              SCHEDULE 3 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                                DEBT INSTRUMENTS

(1) INDENTURE FOR THE FOURTH PUBLIC ISSUE OF DEBENTURES NOT CONVERTIBLE INTO SHARES WITH COLLATERAL GUARANTEE AND SURETYSHIP, BY NET SERVICOS DE
      COMUNICACAO S.A. dated as of [..../..../....] with Planner Corretora de
      Valores S.A. (Trustee), in the amount of [.....];

(2)   SECURITY INDENTURE FOR NET SUL COMUNICACOES LTDA., dated as of
      [..../..../....] and entered by The Bank of New York (Trustee), RELATIVE
      TO US$[ ] 7.0% SENIOR SECURED NOTES DUE 2009 AND THE U.S.$[ ] SENIOR
      SECURED FLOATING RATE NOTES DUE 2009 dated as of [..../..../....] and connected instruments, as such: PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Marathon Fund, L.P.] in the amount of
      [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [UBS], in the amount of [....], PRIVATE INSTRUMENT
      OF DEBT Confession, dated as of [..../..../....] with [JP Morgan] in the amount of [....] and PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [Banco do Espirito Santo - BES] in the amount of
      [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [Cargill] in the amount of [....], PRIVATE
      INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Banco do
      Brasil] in the amount of [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Moneda] in the amount of [....];

(3)   SECURITY INDENTURE FOR NET SERVICOS DE COMUNICACAO S.A., dated as of
      [..../..../....] and entered by The Bank of New York (Trustee), RELATIVE
      TO US$76,593,068 7.0% SENIOR SECURED NOTES DUE 2009;

(4)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Banco do Brasil S.A. in the amount of [....] and corresponding to the
      Common Terms Agreement;

(5)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Banco do Brasil S.A. in the amount of [....] and corresponding to the
      Common Terms Agreement;

(6) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco do Itau BBA S.A. in the amount of R$ 61,144,097.23 and corresponding to the Common Terms Agreement;

(7) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco Itau BBA S.A. in the amount of R$ 4,509,403.14 and corresponding to the Common Terms Agreement;

(8) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco Itau BBA S.A. in the amount of R$ 4,039,613.40 and corresponding to the Common Terms Agreement;

(9)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(10)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(11)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(12) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 27/12/2004 with Banco Brascan S.A. in the amount of R$ 19,270,986.76 and corresponding to the Common Terms Agreement;

(13) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Unibanco - Uniao de Bancos Brasileiros in the amount of R$ 103,988,711.06 and corresponding to the Common Terms Agreement;

(14) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Unibanco - Uniao de Bancos Brasileiros in the amount of R$ 368,951.88 and corresponding to the Common Terms Agreement;

(15) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Banco Unico S.A. in the amount of R$ 20,541,104.80 and corresponding to the Common Terms Agreement;

(16)  Private Instrument of Debt Confession, dated as of [..../..../....] with
      Marathon Fund, L.P. in the amount of R$ [..........] and corresponding to the Common Terms Agreement;

(17)  Private Instrument of Debt Confession, dated as of [..../..../....] with
      Banco de Credito Nacional S.A. in the amount of R$ [..........] and corresponding to the Common Terms Agreement;

                                                              SCHEDULE 4 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                       COPY OF THE INTERCREDITOR AGREEMENT

                                                              SCHEDULE 5 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                           LIST OF RECEIVABLES PLEDGED

                                                              SCHEDULE 6 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                   CHARACTERISTICS OF THE SECURED OBLIGATIONS

      The estimated value for the Secured Obligations on the date hereof is
US$[      ] and R$[      ], which shall be increased by quarterly remuneratory
interest at the following maximum rates, as defined on the respective Debt
Instruments:

      - For debts in Brazilian Reais - CDI plus spread of 2% (two percent) per year between June 30th, 2004 and December 14th, 2005, and CDI plus spread of 3% (three percent) per year from December 15th, 2005 (including) until the final payment of such amount, and

      - For debts in American Dollars - fixed rate of 7% (c) quarterly LIBOR plus spread of 3% (three percent) per year.

      The amortization of the outstanding principal amount of the Debt Instrument shall be as following: (i) 40% at the first 5 (five) days following the effectiveness of the Debt Instruments and the remaining 60% shall be amortized quarterly from 2006 until, at the most, 2010, starting on March 15th, 2006; or (ii) 100% (one hundred percent) shall be amortized quarterly from 2006 until, at the most, 2010, starting on March 15th, 2006, according to the terms and conditions at the Debt Instruments.

                                                              SCHEDULE 7 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                            COPY OF POWER OF ATTORNEY

               [MODEL - NET SHALL INCLUDE THE ORIGINAL AT CLOSING]

[May all those to whom this IRREVOCABLE PUBLIC POWER OF ATTORNEY shall come
that, on [   ], 2005, in this Capital of the State of Sao Paulo, there came
before me, notary public, [   ], hereinafter referred to as "Principals".
Principals declared that: (1) on the date hereof, they signed with certain
creditors, hereinafter referred to jointly as "Creditors", represented by [   ],
as collateral agent, hereinafter referred to as "Collateral Agent", a private instrument named "Receivables Pledge Agreement with an Enforcement Clause", hereinafter referred to as "Pledge Agreement"; (2) pursuant to article 684 of the Civil Code and exclusively for the purposes of the Pledge Agreement, Principals grant to the Collateral Agent specific and restricted powers to, on behalf of the Creditors, represent Principals before any and all Registries of Deeds and Documents, as well as sign any and all documents, perform any and all acts specifically and exclusively required for the registrations prescribed by law and for the Pledge Agreement to be valid; (3) since this public power of attorney is granted in the interest of Creditors and as a condition precedent for the business established in the Pledge Agreement and in the agreements related thereto, this public power of attorney is IRREVOCABLE; (4) this public power of attorney, as a rule, shall be used before third parties for the Collateral Agent to perform the registration acts indicated above on behalf of Creditors, whereupon Principals shall not be required to directly perform any acts other than the granting of this public power of attorney; (5) the powers granted to the Collateral Agent hereunder shall only be extinguished upon expiration and termination of the Pledge Agreement. In the event of replacement of the Collateral Agent, the latter is hereby authorized to delegate such powers to the institution that shall become the new collateral agent. After read by all parties, Principals sign this irrevocable public power of attorney.]

                                                              SCHEDULE 8 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

        LIST OF ACTIONS, PROCEDURES, LIENS, ENCUMBRANCES AND RESTRICTIONS

I. JUDICIAL PROCEEDINGS

           OPERATOR              PLAINTIFF IN ENFORCEMENT ACTION NO.         SUBJECT MATTER                   OBSERVATIONS
        NET SAO PAULO           FEDERAL GOVERNMENT                                Tax
                                1999.61.82.053713-2
                                6th Lower Court of Federal Tax
                                Enforcements

        NET SAO PAULO           MUNICIPALITY                                      Tax              Attachment of different assets
                                705.673-7/97-8                                                     that make up the network.
                                1st Lower Court of Municipal Tax
                                Enforcements - SP

                                FEDERAL GOVERNMENT                                Tax
NET SAO PAULO (SANTOS BRANCH)   2004.61.04.008510-2
                                5th Lower Federal Court in Santos

    NET SAO JOSE RIO PRETO      STATE OF SAO PAULO                                Tax              Cable network attachment.
                                20.497/01
                                Ancillary Service of the SJRPRETO
                                Internal Revenue

         NET SERVICOS           FEDERAL GOVERNMENT                                Tax
                                2004.61.82.037766-7
                                5th Lower Court of Federal Tax
                                Enforcements - SP

         NET SERVICOS           FEDERAL GOVERNMENT                                Tax
                                2004.61.82.051947-4
                                5th Lower Court of Tax Enforcements
                                - SP

         NET SERVICOS           UNIBANCO                                     Loan Agreement
                                000.02.222752-0,
                                16th Lower Civil Court of the
                                Central Courts - SP

           NET RIO              STATE OF RIO DE JANEIRO                           Tax
                                2001/100-004.229-8
                                Motion to Stay Execution
                                No. 2004.001.044.800-3
                                11th  Rio de Janeiro Internal
                                Revenue Service.

           NET RIO              STATE OF RIO DE JANEIRO                           Tax              Attachment of 5% of Net Rios's
                                2001/100-004.230-4                                                 monthly revenues.
                                11th  Rio de Janeiro Internal
                                Revenue Service.

           NET RIO              STATE OF RIO DE JANEIRO                           Tax
                                2001/100-004.231-6                                                 Attachment of Net
                                11th  Rio de Janeiro Internal                                      Rio's revenues.
                                Revenue Service.

           NET RIO              STATE OF RIO DE JANEIRO                           Tax
                                2003/100.000.355-8 11th Rio de Janeiro
                                Internal Revenue Service.

II. ADMINISTRATIVE PROCEEDINGS:

           Operator                         Tax Authority                    Subject Matter                   Observations
                                           Proceeding No.
        NET SAO PAULO           Federal Revenue Office                            Tax
                                AI 52385

        NET SAO PAULO           Federal Revenue Office                            Tax
                                AI 00503

        NET SAO PAULO           Federal Revenue Office                            Tax
                                AI 1998.00902-7

        NET SAO PAULO           08.1.81912-35
                                Federal Revenue Office                            TAX

         Cabodinamica           Federal Revenue Office                            Tax
                                08.109000/03695/03

         CABODINAMICA           Federal Revenue Office                            Tax
                                08.109000/03695/03

           NET RIO              Rio de Janeiro Internal Revenue                   Tax
                                Service
                                E-04/603.358/94
                                AI n. 791.691

           NET RIO              Rio de Janeiro Internal Revenue
                                Service                                           TAX
                                E-04/146.770/97
                                AI 01.041552-9

           NET RIO              Rio de Janeiro Internal Revenue
                                Service.                                          TAX
                                AI 01.049922-6
                                E-04.177.374/98

           NET RIO              Rio de Janeiro Internal Revenue                   Tax
                                Service
                                AI 01.053492-3
                                E-04.147.573/97



           NET RIO              RIO DE JANEIRO INTERNAL REVENUE                   Tax
                                SERVICE.

                                E - 04/085.241/2002
                                Infraction Notice No. 03.007333-2

           NET RIO              Federal Revenue Office                            Tax
                                15374.001438/99-84

           NET RIO              Federal Revenue Office                            Tax
                                04203/02-A

           NET RIO              Federal Revenue Office                            Tax
                                04203/02-B

           NET RIO              Federal Revenue Office                            Tax

                                04203/02-C

          MULTICANAL            Federal Revenue Office                            Tax
                                AI n. 15374.004005/2001-20

      DR (Porto Alegre)         Federal Revenue Office                            Tax
                                11080.013354/
                                2002-68

      DR (Porto Alegre)         Federal Revenue Office                            Tax
                                11080-013.353/2002-13

           NET SUL              Municipality of Porto Alegre                      Tax
                                0085/98

      NET BELO HORIZONTE        Federal Revenue Office                            Tax
                                0610100/01055/03

III. AGREEMENTS:

Operator                   Encumbered Properties          Type of Lien         Contract benefiting from the Lien
NET CAMPINAS               3,073 Feet of RG/ Coaxial MT   Conditional Sale     Financing Agreement with Transfer of Loan in
                           cables, year of manufacture                         Foreign Currency - BONY signed with UNIBANCO -
                           1998, Manufacturer                                  Uniao de Bancos Brasileiros S/A., filed with the
                           CommScope, Inc.                                     1st Registry of Deeds and Documents of Campinas -
                                                                               SP, microfilm No. 283301, value: US$ 364,116.59

NET CAMPINAS               Attenuators, Equalizers,       Conditional Sale     Financing Agreement with Transfer of Loan in
                           Amplifiers and Carcass for                          Foreign Currency - BONY signed with UNIBANCO -
                           Amplifiers, year of                                 Uniao de Bancos Brasileiros S/A., filed with the
                           manufacture 1998,                                   1st Registry of Deeds and Documents of Campinas -
                           Manufacturer: Scientific                            SP, microfilm No. 283302, value: US$ 635,800.07
                           Atlanta, Inc.

                           Attenuators, Equalizers,       Conditional Sale     Financing Agreement with Transfer of Loan in
NET CAMPINAS               Amplifiers and Carcass for                          Foreign Currency - BONY signed with UNIBANCO -
                           Amplifiers, year of                                 Uniao de Bancos Brasileiros S/A., filed with the
                           manufacture 1998,                                   1st Registry of Deeds and Documents of Campinas -
                           Manufacturer: Scientific                            SP, microfilm No. 283303, value: US$ 342,868.14
                           Atlanta, Inc.

IV. NONPARTICIPATING DEBT, AS DEFINED IN THE INTERCREDITOR AGREEMENT:

                                                              SCHEDULE 9 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                          MODEL OF THE TERM OF ADHESION

                                TERM OF ADHESION

This Term of Adhesion, dated [   ] (the "TERM"), is entered into by and between
the parties below (the "PARTIES"):

      (a) NET SERVICOS DE COMUNICACAO S.A., a joint-stock company with its headquarters in the City and State of Sao Paulo, at Rua Verbo Divino, 1356, Chacara Santo Antonio, enrolled in the National Register of Legal Entities (C.N.P.J.) under No. 00.108.786/0001-65 (the "COMPANY"), herein represented
pursuant to its Bylaws by its directors, Messrs. [   ] and [   ];

      (b) The Company's subsidiaries listed on "Schedule A" to this Term (the "SUBSIDIARIES" and collectively with the Company, the "NET GROUP"), herein represented by the Company;

      (c) Banco ITAU S.A., a financial institution with its headquarters in the City and State of Sao Paulo, at Praca Alfredo Egydio Souza Aranha, 100, Torre Itausa, enrolled in the National Register of Legal Entities (C.N.P.J.) under No. 60.701.190/0001-04, in the capacity of collateral agent (the "COLLATERAL AGENT"), herein represented pursuant to its

Bylaws;

      (d) Each of the financial institutions listed and identified on "Schedule B" to this Term (the "CREDITORS"), herein represented by the Collateral Agent; and

      (e) [   ], a financial institution with its headquarters in the City
of [ ], State of [   ], at [   ], enrolled in the National Register of Legal
Entities (C.N.P.J.) under No. [   ] (the "JOINING CREDITOR"),

WHEREAS:

(a) The Company, the Subsidiaries mentioned in each of the agreements listed below, the Collateral Agent, on its own behalf and on behalf of the creditors mentioned in the agreements below, and the Creditors, as applicable, have executed the following agreements:

      (i) The Intercreditor Agreement, dated [   ];

      (ii) The Receivables Pledge Agreement with an Enforcement Clause, dated
      [ ], referring to the receivables and credit rights of Net Sao Paulo Ltda. and the Receivables Pledge Agreement with an Enforcement Clause dated [ ], referring to the receivables and credit rights of Net Sao Paulo Ltda. ("RECEIVABLES PLEDGE AGREEMENTS");

      (iii) The Share Pledge Agreement with an Amicable Sale Clause and Other Covenants, dated [ ] ("SHARE PLEDGE AGREEMENT");

      (iv) The Quota Pledge Agreement with an Amicable Sale Clause and Other Covenants, dated [ ] ("QUOTA PLEDGE AGREEMENT"); and

      (v) The Asset Pledge Agreement with an Amicable Sale Clause and Other Covenants, dated [ ] ("ASSET PLEDGE AGREEMENT", collectively with the Receivables Pledge Agreements, the Share Pledge Agreement, the Quota Pledge Agreement and the Intercreditor Agreement, the "PLEDGE DOCUMENTS");

(b) The Pledge Documents allow for the adhesion of new creditors of the Net Group, subject to the rules and restrictions of the Debt Instruments (as defined in the Pledge Documents);

(c) On [     ], the Joining Creditor entered into with [    ](1) , the
[loan agreement] (the "NEW DEBT INSTRUMENT")

(d) The Joining Creditor wishes to adhere to the Pledge Documents, in order to share with the Creditors the guarantees granted by the Net Group by means of the Pledge Documents, subject to all the terms and conditions set out therein, to the effect that the Pledge Documents also secure the obligations of the Net Companies ensuing from the New Debt Instrument; and

(e) The Net Group represents and warrants that this adhesion of the Joining Creditor is made strictly in accordance with the terms and conditions of the Debt Instruments (as defined in the Pledge Documents) and of the Pledge Documents.

NOW THEREFORE, the Parties resolve to enter into this Term, which shall be governed by the following terms and conditions:

----------------
(1) INCLUDE NAME OF THE NET COMPANIES THAT ARE PARTIES TO THE NEW CREDIT INSTRUMENT .

1. - Upon execution of this Term, the Joining Creditor declares to be totally aware of each of the Pledge Documents, to which it hereby adheres without any restrictions, and irrevocably and irreversibly undertakes to comply with all the terms, conditions and obligations established therein. Accordingly, the Pledge Documents will also secure the obligations assumed by the Net Companies as a result of the New Credit Instrument.

2. - For all purposes and effects of the Pledge Documents, the Joining Creditor shall have the same rights and obligations as the other Creditors under the Pledge Documents without any reservations and/or limitations except those expressly set forth in the Intercreditor Agreement.

3. - As an essential condition for the transactions contemplated in this Term, the Pledge Documents, the Debt Instruments and in accordance with Article 684 of the Brazilian Civil Code, the Joining Creditor hereby irrevocably and irreversibly appoints and constitutes the Collateral Agent, as further identified in the preamble of this Term, as its attorney-in-fact to take any and all of the following measures, acting on behalf of the Joining Creditor:

      (a) to take any actions on behalf of the Joining Creditor, as Collateral Agent, and to exercise such powers and decisions under the Pledge Documents as are delegated to it by this Term and the Pledge Documents, as well as to exercise all other powers and decisions required for the full compliance with this instrument, subject to applicable law;

      (b) to act as its attorney-in-fact with any and all powers required for the exercise of the rights relating to the Collateral in connection with which any lien is or may be created, as defined in the relevant Debt Instrument, including the power to dispose of the Collateral according to the provisions of the Pledge Agreements, and to represent the Creditors before the National Telecommunications Agency - Anatel, the Administrative Economic Defense Council
- CADE and any Registries of Deeds and Documents, Real Estate Registries and Boards of Trade.

      (c) to act as its attorney-in-fact with any and all powers required for the exercise of its rights ensuing from this Term or the Pledge Documents, including the necessary powers to allow the Collateral Agent to retain attorneys to represent the Joining Creditor before any court, tribunal or arbitration court, it being certain and agreed that the Joining Creditor hereby expressly authorizes the Collateral Agent to grant to such attorneys any and all ad judicia et extra powers that shall be required under the applicable legislation to assure the valid representation of the Joining Creditors' interests before any court, tribunal or arbitration court;

      (d) to act as attorney-in-fact for the purpose of receiving any judicial or extrajudicial notice addressed to the Joining Creditor, or any summons and service of process; and

      (e) to act as attorney-in-fact with any and all powers required for the purpose of executing, delivering and, to the extent necessary, registering (i) any Term of Adhesion according to the terms and conditions of this Term and the Pledge Agreements, and (ii) any document, notice, waiver, declaration of compliance, instrument of release, amendment, discharge and/or release of guarantees and, if necessary, release of any liens on the Collateral, according to the terms and conditions set out in this Term and the Transaction Documents.

4. - This Term of Adhesion shall be deemed to be an integral part of the Intercreditor Agreement and of the other Pledge Documents on the date that this Term of Adhesion is filed with the Registries of Deeds and Documents and with the Real Estate Registration Offices. In order for the Term of Adhesion to be effective and be considered as an integral part of the Intercreditor Agreement and of the Pledge Agreements, the Joining Creditor shall register it at the competent Registry of Deeds and Documents and Real Estate Registry and shall, within at most 5 (five) business days of the date of said registration send certified copies evidencing such registration to the Collateral Agent and Net Servicos.

5. - This Term shall be signed in the same number of counterparts as each of the Pledge Documents.

5.1. - Upon execution of this Term, the Parties expressly agree that each of the Pledge Documents was automatically amended to reflect the adhesion of the Joining Creditor and the New Debt Instrument. For such purpose, the Parties agree that the exhibits of each of the Pledge Documents listed below is hereby supplemented by the documents attached hereto, as indicated below:

      (a) "Schedule 2" to the Intercreditor Agreement, "Schedule 2" to the Asset Pledge Agreement, "Schedule 2" to the Share Pledge Agreement, "Schedule 2" to the Quota Pledge Agreement and "Schedule 2" to the Receivables Pledge Agreements are supplemented by "Schedule 2" to this Term;

      (b) "Schedule 3" to the Intercreditor Agreement, "Schedule 3" to the Asset Pledge Agreement, "Schedule 3" to the Share Pledge Agreement, "Schedule 3" to the Quota Pledge Agreement and "Schedule 3" to the Receivables Pledge Agreements are supplemented by "Schedule 3" to this Term; and

      (c) "Schedule 6" to the Asset Pledge Agreement, "Schedule 6" to the Share Pledge Agreement, "Schedule 6" to the Quota Pledge Agreement and "Schedule 6" to the Receivables Pledge Agreements are supplemented by "Schedule 6" to this Term;

6. - As of the respective registrations of this Term, the new schedules listed in Clause 5.1 above shall be automatically considered as an integral part of each of the Pledge Documents, and: (i) the New Debt Instrument shall be deemed, for all purposes, the Debt Instrument, as defined in the Pledge Documents, (ii) the Joining Creditor shall be considered, for all due purposes, as the Creditor, as defined in the Pledge Documents, and (iii) the Collateral Agent shall consider the credit of the Joining Creditor referring to the

New Debt Instrument for all purposes and effects of the Intercreditor Agreement.

7. - This Term of Adhesion shall not be deemed a novation of any of the terms and conditions of the Pledge Documents.

IN WITNESS WHEREOF, the Parties - binding themselves and their successors - sign this Term in the presence of 2 (two) undersigned witnesses.

                                         Sao Paulo, [  ]

                                             NET SERVICOS DE COMUNICACAO S.A.

                                             ___________________________________

                                             Name:                 Name:
                                             Title:                Title:

                                             BANCO ITAU S.A.

                                             ___________________________________

                                             Name:                 Name:
                                             Title:                Title:
Witnesses:

1. -  ________________________

      Name:

      Identity Card (RG):

2. -  ________________________

      Name:

      Identity Card (RG):

                                                              (Free Translation)

           RECEIVABLES PLEDGE AGREEMENT WITH AN ENFORCEMENT CLAUSE

This Receivables Pledge Agreement with an Enforcement Clause ("AGREEMENT"),
signed on [    ] 2005, is entered into by and between the following Parties
("PARTIES"):

      (a) NET RIO S.A., a sociedade anonima with headquarters in the City of Rio de Janeiro, State of Rio de Janeiro, at Rua Vilhena de Moraes, 380, B. 02 room 201 and 3rd floor, enrolled in CNPJ under No. 28.029.775/0001-09, herein represented pursuant to its Bylaws ("NET COMPANY", namely, the company that constitutes the Pledge, as defined and specified below);

      (b) each institution listed and identified in "Schedule 2" hereof (individually, "CREDITOR" and collectively, "CREDITORS"), herein represented by the Collateral Agent mentioned below;

      (c) BANCO ITAU S.A., a Brazilian financial institution with headquarters in the City of Sao Paulo, State of Sao Paulo, at Praca Alfredo Egydio Souza Aranha, 100, Torre Itausa, enrolled in CNPJ under No. 60.701.190/0001-04, herein represented pursuant to its Bylaws, as collateral agent (the "COLLATERAL AGENT");

      (d) BANCO ITAU S.A., as identified above, herein represented pursuant to its Bylaws, as the centralizing bank ("CENTRALIZING BANK"); and

      (e) as intervening party, NET SERVICOS DE COMUNICACAO S.A., a sociedade anonima company with headquarters in the City of Sao Paulo, State of Sao Paulo, at Rua Verbo Divino, No. 1.356, enrolled in CNPJ under No. 00.108.786/0001-65, herein represented pursuant to its Bylaws, being bound for itself and its controlled companies ("NET SERVICOS").

WHEREAS:

      (1) Net Servicos and/or some of its controlled companies were originally debtors in a number of loans contracted in Brazil and abroad ("DEBT"), which were not paid according to their respective instruments; all of the loans integrating the Debt were listed in the Term Sheet mentioned in whereas clause
(2) below;

      (2) Net Servicos, for itself and on behalf of some of its controlled companies, and Creditors negotiated in good faith a restructuring plan of the Debt, according to the Term Sheet, which is an integral part of the Commitment Letters executed by Net Servicos and certain companies controlled by Net Servicos with several Creditors, and is the subject matter of the relevant fact disclosed by Net Servicos on June 28, 2004 ("RESTRUCTURING PLAN");

      (3) as part of the actual implementation of the Restructuring Plan, Net Servicos and certain of its controlled companies, on the one part, and Creditors, on the other part, changed and/or formalized, or undertook to formalize and/or amend, the replacement of the original credit instruments relating to the Debt in order to reflect the terms of the Restructuring Plan, through the debt instruments that are listed and identified in "Schedule 3" ("DEBT INSTRUMENTS");

      (4) in addition to the Debt Instruments and this Agreement, as part of the formalization of the Restructuring Plan, Net Servicos executed, among other instruments, the following:

            (a) on this date, together with certain duly identified controlled companies, the Creditors and the Collateral Agent, Net Servicos executed the Intercreditor Agreement, a copy of which is an integral part hereof as "Schedule 4" ("INTERCREDITOR AGREEMENT");

            (b) on this date, together with Net Sao Paulo Ltda., the Creditors represented by the Collateral Agent, and the Centralizing Bank, Net Servicos executed the Receivables Pledge Agreement with an Enforcement Clause;

            (c) on this date, together with certain duly identified controlled companies and the Creditors represented by the Collateral Agent, Net Servicos executed the Share Pledge Agreement with an Amicable Sale Clause and other Covenants and the Quota Pledge Agreement with an Amicable Sale Clause and Other Covenants; and

            (d) on this date, together with certain duly identified controlled companies and the Creditors, the latter represented by the Collateral Agent, Net Servicos executed the Asset Pledge Agreement with an Amicable Sale Clause and Other Covenants (the pledge agreements referred to in whereas clauses 4(b), (c) and (d) are hereinafter referred to jointly as "ADDITIONAL PLEDGE AGREEMENTS");

      (5) subject to the terms agreed in the Debt Instruments, in the Intercreditor Agreement and in this Agreement, the NET Company, as security for full compliance with all the pecuniary obligations mentioned in the Debt Instruments, agrees, pursuant to the terms and conditions of this Agreement, to create a pledge in favor of the Creditors on (a) its total receivables, present and future, net and gross, before the qualified NET Company subscribers in the City of Rio Janeiro, as a result of services of any nature provided or which may be provided to said subscribers, including with respect to cable television, pay-per-view, and broadband, and the receivables existing until [ ] 2005 are listed and duly identified in "Schedule 5", which will be amended on a quarterly basis, pursuant to Clause 11.2 below, in order to include and/or exclude occasional increases or reductions in such receivables pursuant to the provisions set out herein ("NET COMPANY'S RECEIVABLES"); and on (b) the total receivables of the NET Company against the Centralizing Bank with respect to the NET Company's Receivables (together with the NET Company's Receivables, the "RECEIVABLES"), which, for the purposes hereof, shall be collected through the banking network, as provided for herein (the "COLLECTION NETWORK"); and

      (6) subject to the terms and conditions established in the Debt Instruments, in the Intercreditor Agreement and in this Agreement, of which content NET Company, Net Servicos, both directly and by their controlled companies, the Creditors, the Centralizing Bank and the Collateral Agent declare to be fully aware and which they irrevocably and irreversibly undertake to observe, the Collateral Agent was appointed as representative of the Creditors, with the duties, rights and obligations set forth in the Intercreditor Agreement and herein, especially with respect to the possible enforcement of the guarantees mentioned in whereas clause (5) above and to the allocation of the proceeds of the enforcement among the Creditors.

      NOW THEREFORE, the Parties decide to enter into this Agreement, which shall be governed by the following terms and conditions:

I. -    CREATION OF THE PLEDGE

1.1. - Subject to the provisions of this Agreement and of the Intercreditor Agreement, and to ensure full compliance with all the pecuniary obligations assumed in the Debt Instruments, including full payment of the amount of principal, interest and any and all other charges owed by Net Servicos, and/or by Net Servicos' controlled companies, and/or by NET Company, under the Debt Instruments, including with respect to reimbursement of any and all amounts that the Collateral Agent justifiably, provably and reasonably disburses by virtue of the creation, maintenance and/or enforcement of the pledge contracted herein (collectively, the "SECURED OBLIGATIONS"), based on the general provisions of Articles 1419 et seq. of the Brazilian Civil Code in effect ("CIVIL CODE"), NET Company, by this instrument and in the best form of law, irrevocably and irreversibly pledges the Receivables in favor of Creditors (the "PLEDGE"), as a result of which it undertakes to transfer, pursuant hereto, 100% (one hundred percent) of the Receivables to the Centralizing Bank, to escrow current account No. [ ], held by NET Company at branch [ ] of the Centralizing Bank, located in the City of [ ], State of [ ], at [ ] (the "CENTRALIZING ACCOUNT"). NET Company undertakes to determine that all payments of Receivables be made through the Collection Network.

1.1.1. - The Pledge does not affect or limit, in any way, the NET Company's right to freely and unrestrictedly perform its discount, collection, promotions and invoicing policies, provided that the new policies are not contrary to the purpose hereof.

1.1.2. - The Pledge will not be affected or impaired in any way by any default on the part of the subscribers with respect to the Receivables. Likewise, the Pledge will not be affected or impaired in any way by the withholding of bank fees, by the Collection Network and/or the Centralizing Bank, on the amounts deposited with such institutions by way of payment and transfer of Receivables, so that the amounts thus withheld will not be considered as pledged amounts for purposes of calculation of the Daily Withholding Amount referred to in Clause 2.3.

1.2. - Subject to the provisions of the Debt Instruments, the Intercreditor Agreement and this Agreement, the NET Company hereby undertakes, for the duration hereof, to maintain under pledge in favor of the Creditors, herein represented by the Collateral Agent, as guarantee for compliance with the Secured Obligations hereunder and as the subject matter of the Pledge now created, 100% (one hundred percent) of the Receivables.

1.2.1. - For such purpose, NET Company shall amend this Agreement to update its "Schedule 5" on a quarterly basis, in order to reflect any additions to and reductions in Receivables that may become necessary, pledging any and all Receivables arising from such updating, in compliance with the provisions of Clause 11.2 below. The Centralizing Bank and the other Parties to this Agreement hereby agree that the signature by the Centralizing Bank, either as a party or intervening party, on the amendment to this Agreement, for purposes of updating of "Schedule 5", shall not be required. If there are no additions to or reductions in Receivables over the period, NET Company shall only inform this fact to the Collateral Agent up to the fifteenth (15th) day of the month immediately after the calendar quarter just ended, if it is a business day, or on the business day immediately following.

1.2.2.- If Net Servicos and/or any of its controlled companies hold credits and receivables, whether present or future, net or gross, before subscribers and/or users resident or domiciled in the City of Rio de Janeiro, with respect to services of any nature, including cable television, pay-per-view, and broadband services that are provided or may be provided to said subscribers and/or users resident or domiciled in the City of Rio de Janeiro, and that may be invoiced and/or received by a company or companies other than the NET Company, Net Servicos hereby irrevocably and irreversibly undertakes, for itself and its controlled companies, to ensure that such credits and receivables are contemplated by this Pledge, becoming automatically subject to this Agreement.

1.3. - For purposes of monitoring and verification of compliance with the obligations set out in Clauses 1.2, 1.2.1 and 1.2.2 above, NET Company undertakes to supply to Collateral Agent, the following documents:

      (a) a monthly written report by the 10th day of the month immediately after the month contemplated in the report, which may be made available electronically, informing, with respect to the previous month, (i) the total amount invoiced against all qualified subscribers in the City of Rio de Janeiro; (ii) the total amount effectively received from such subscribers; and (iii) the total amount transferred by the Collection Network to the Centralizing Bank;

      (b) on a monthly basis, by the 10th day of the month subsequent to the month contemplated in the report, detailed statements of NET Company's current accounts to the Collection Network, in which the payments for the Receivables have been deposited, issued by the respective institutions that are part of the Collection Network and the Centralizing Account, issued by the Centralizing Bank;

      (c) a monthly written report, on the last day of the period covered by the report dealt with in item "a" above, which may be made available electronically, informing the total Receivables and indicating the Receivables to be actually pledged to the Creditors pursuant to Clause 1.2; and

      (d) on a quarterly basis, on the proper dates for submission of the ITR (Rural Territorial Tax) to the Securities Commission, a letter to be prepared by outside auditors in favor of the Collateral Agent, describing the exceptions found with regard to compliance with Clauses 1.2 and 1.2.2 and the declarations provided by the companies in accordance with items (a), (b) and (c) of Clause
1.3 of this Agreement.

1.4. - In the event that any document mentioned in Clause 1.3 above is not supplied within the specified period, or shows noncompliance with the obligations stipulated in Clauses 1.1, 1.2, 1.2.2, 11.2 and 11.2.1, the NET Company, after duly notified by the Collateral Agent, will have 5 (five) business days to regularize compliance with the obligations contemplated in such Clauses.

1.4.1. The responsible party, upon notice, will have 10 (ten) business days to regularize any obligations contemplated herein that have not been properly performed and for which there is no specific regularization term.

1.5. - For purposes of Article 1424 of the Civil Code, the Parties expressly covenant that the principal conditions and characteristics of the Secured Obligations are those established in each of the Debt Instruments. The estimated principal amount of the Secured Obligations, the final due date and the maximum interest rate contemplated for such Secured Obligations, in each case, on the present date are those set forth in "Schedule 6" hereof, which schedule, regardless of any formality and according to the payments made pursuant to the Debt Instruments, will automatically reflect the amortizations of the Secured Obligations, as well as any additions arising from the inclusion of new credits from Joining Creditors and any contractual and legal charges assessed on the Secured Obligations.

1.6. - The Pledge hereby created will become in full force and effect as of this date and will remain fully effective until the date on which all the Secured Obligations related to the Debt Instrument have been fully and definitively paid ("PLEDGE TERMINATION DATE").

1.7. - During the period comprised between this date and the Pledge Termination Date, the Pledge will benefit solely and exclusively the Creditors.

1.8. - NET Company hereby irrevocably and irreversibly undertakes to ensure that, as security for full compliance with its Secured Obligation related to the Debt Instruments, between this Date and the Pledge Termination Date, the Receivables are duly pledged in favor of Creditors.

1.9. - NET Company hereby and in the best form of law irrevocably and irreversibly appoints and constitutes Net Servicos as its attorney-in-fact, granting it full and special ad negotia powers specifically to represent NET Company with respect to all purposes hereof, before the Creditors and/or Collateral Agent and/or Centralizing Bank; Net Servicos, subject to the terms and conditions of this Agreement and of the Intercreditor Agreement, is hereby authorized to take all the actions necessary to comply with the obligations hereunder as well as to defend and protect the NET Company's interests, and to that end and without any limitation, it may sign any and all documents, send and receive any and all notices or communication, sign any amendments to this Agreement, receive and give release, represent NET Company at the registries of deeds and documents, real estate registries and any other registries, and, finally, perform all the acts necessary for the validity and effectiveness hereof. If, due to the nature of the act, a public or private instrument of power of attorney must be issued to Net Servicos or Net Servicos must be granted special powers or powers in addition to those granted by its controlled companies, Net Servicos, at its own account and risk, will be responsible for obtaining and regulating the granting of the powers, being obliged, upon request by the Collateral Agent, to supply evidence of compliance with the provisions hereof.

II.-    ENFORCEMENT OF THE PLEDGE

2.1. - As long as the Secured Obligations are being performed, NET Company may, at any time, freely dispose of the funds deposited in the Centralizing Account.

2.2. - NET Company hereby instructs and authorizes (a) the Collateral Agent, in compliance with the terms and conditions of the Debt Instruments, of this Agreement and of the Intercreditor Agreement (notably the deliberation by the Creditors to enforce the Pledge), to submit to the Centralizing Bank, if the Secured Obligations are not complied with, a notice making express reference to this Clause 2.2 and instructing the Centralizing Bank to immediately withhold the sums contemplated by this Clause II, and (b) the Centralizing Bank to accept the irrevocable instructions contemplated in item (a) above.

2.2.1. - In compliance with the provisions of Clause 2.2 above, in the event of default on the Secured Obligations, it is hereby expressly stipulated that any act or measure aimed at enforcement of the Pledge, may only be implemented exclusively by the Collateral Agent, subject to the terms and conditions of the Intercreditor Agreement, so that no Creditor may take advantage of judicial, extrajudicial or any other constrictions on the rights contemplated herein, under penalty of application of the provisions in Clause 2.9.

2.3. - Once informed by the Collateral Agent about the withholding obligation mentioned above, the Centralizing Bank will be required hereunder, pursuant to the terms of Article 1455, sole paragraph of the Civil Code, subject to the provisions of this instrument, of the Debt Instruments and of the Intercreditor Agreement, irrevocably and irreversibly, promptly and automatically, to arrange for the cumulative and daily withholding of the amount equivalent to no more than 30% (thirty percent) of the funds then available in the Centralizing Account, as well as 30% (thirty percent) of the deposits made thereafter on a daily basis in the Centralizing Account, causing the retained amount to become unavailable to NET Company (the "DAILY WITHHOLDING AMOUNT"), and automatically releasing the remaining balance available at the Centralizing Account for free use by NET Company.

2.4. - Upon written request by the Collateral Agent mentioned in Clause 2.2 above, and regardless of any additional formality, the Centralizing Bank will be irrevocably and irreversibly required to transfer the Daily Withholding Amount to such current account(s) as may be indicated by the Collateral Agent in favor of the Creditors, the outstanding balance being automatically released in favor of NET Company.

2.4.1. - For purposes of the provisions of Clause 2.4 above, it is hereby established that the amount to be daily withheld in the Centralizing Account and transferred to the Collateral Agent may be lower or higher than the percentage defined above for purposes of calculation of the Daily Withholding Amount, except for the events contemplated in Clause 2.11.1 hereof.

2.4.2. - Any funds transferred by the Centralizing Bank to the Collateral Agent in the manner and for the purposes established herein, shall be used by the Collateral Agent for prompt payment of the past due Secured Obligations, with due regard to the allocation rules contemplated in the Intercreditor Agreement.

2.4.3. - In the event of default on the Secured Obligations at any time, and provided that the applicable provisions hereof are observed, especially those contained in Clauses 2.1, 2.2, 2.2.1 and 2.3 above, of the Intercreditor Agreement and of the Debt Instruments, until full compliance with the Secured Obligations, the Collateral Agent may ask the Centralizing Bank to make daily transfers of the Daily Withholding Amount to the Collateral Agent, as provided for herein, for payment of the Secured Obligations up to the amount of the past due Secured Obligations.

2.4.4. - In the event of any withholding and transfer as mentioned in this Clause II, the corresponding Secured Obligations will be automatically acquitted, on a daily basis and strictly to the extent of such daily withholding and transfer, and regardless of any other formality, to which the Collateral Agent hereby agrees on behalf of Creditors and on its own behalf, irrevocably and irreversibly, and Collateral Agent and Creditors waive any claims against NET Company with respect to the amounts that have been the subject matter of said withholding and transfer.

2.5. -   The withholding and corresponding transfer to be made as set forth in this Clause II shall be carried out for the time necessary to obtain sufficient funds to fully settle the past due Secured Obligations (including any default charges, which will only cease to apply upon full and complete payment of the past due Secured Obligations, as well as of the costs and expenses for which Creditors and/or Collateral Agent are not liable, but which, by force of the provisions herein, have been borne and evidenced by them). Thus, the Collateral Agent shall promptly inform the Centralizing Bank on the same day on which this payment occurs, by means of written notice, that the latter will interrupt the withholding under penalty of the applicable legal sanctions and the obligation to refund any unduly retained amounts, properly accreted according to the DI-CETIP Over Rate (Extra-Group) remuneration published by CETIP in the period equivalent to that of the inappropriate withholding.

2.6. - Given the procedures and conditions established herein, it is hereby certain and defined that there is no responsibility or guarantee on the part of the Centralizing Bank or the Collateral Agent for payment of the Secured Obligations, except for the responsibility to perform the acts and procedures contemplated herein.

2.6.1. - The NET Company hereby authorizes the Centralizing Bank, on an irrevocable and irreversible basis, and as an essential condition for the business, pursuant to Article 684 of the Civil Code, to accept all the Collateral Agent's orders, provided that such orders have been given strictly in accordance with this Agreement and with the Intercreditor Agreement. A copy of the orders sent by the Collateral Agent and evidence of compliance with such order by the Centralizing Bank shall be sent by the Collateral Agent and the Centralizing Bank, respectively, to Net Servicos and/or NET Company up to the immediately succeeding business day.

2.7. - It is hereby established among the Parties that the Collateral Agent may only contact or notify NET Company's subscribers qualified in the City of Rio de Janeiro in the sole and exclusive events of (a) default with respect to the Secured Obligations, or (b) NET Company not giving the notice mentioned in Clause 4.1
(h) hereof within the stipulated period. The Collateral Agent must act exclusively to ensure compliance with the provisions of this Clause II, including to guarantee the obligation of the funds received from these subscribers to be handled through the Collection Network, always in compliance with the terms and conditions hereof, of the Debt Instruments and of the Intercreditor' Agreement.

2.8. - Although the Creditors have lawful preference rights with respect to the Receivables mentioned herein, the Creditors, through the Collateral Agent that represents them herein, hereby expressly agree and declare on an irrevocable and irreversible basis, under the penalties of the law, that during the effectiveness of this Agreement, and while they are parties to this Agreement, they may only (a) perform any acts that imply or may imply the attachment, judicial seizure or any other type of restriction of the Receivables; and/or (b) perform any acts that imply or may imply the attachment, judicial seizure or any other type of restriction of the sums contained in the Centralizing Account, solely and exclusively through the Collateral Agent, with due regard for the provisions in the Intercreditor Agreement and in this Agreement.

2.9. - If any of the Creditors and/or the Collateral Agent fail to observe the provisions of Clause 2.8, Net Servicos and/or NET Company shall notify Collateral Agent and such Creditor(s) to the effect that they undo the act, which they are forced to abstain from as a result of Clause 2.8 above within 10
(ten) consecutive days from such notice, and they shall answer for the losses and damages caused to Net Servicos and/or NET Companies and/or the other Creditors and/or the Collateral Agent, as applicable. If the default is not remedied within such term, (i) in case the default is imputable to one or more Creditors, the Creditor(s), who has(ve) caused such default will cease immediately from being a party hereto, and the rights thereof arising from their respective Debt Instrument(s) will no longer be part of the Secured Obligations, and they will then cease to be able to benefit from this Pledge. In the events above, said default will in no any way affect the legal and contractual rights and prerogatives now conferred to the other Creditors and/or the Collateral Agent.

2.10. - As soon as they become aware of the existence of any third party act, which may lead to a threatened and/or actual lien on the Receivables ("THIRD PARTY ACT"), Net Servicos and/or NET Company shall inform such Third Party Act to the Collateral Agent, providing the latter with the information and documents held thereby, and, regardless of any act by Net Servicos and/or NET Company, the Creditors shall, acting exclusively through the Collateral Agent as established in the Intercreditor Agreement, and using their preference rights, take all applicable judicial and/or extra judicial measures in order to preserve and maintain the integrity and full effect of the Pledge and/or to fully recompose it, for all purposes of law and of this Agreement, so that the Pledge remains always complete and in full force, and continuing, in all events of default with respect to the Secured Obligations, thus enabling the Creditors to enforce the Pledge as contemplated herein, exclusively through the Collateral Agent. Without prejudice to the aforementioned, NET Company undertakes to promptly take all judicial and extra judicial measures necessary to preserve the Pledge and for full exercise of the contractual and legal rights now granted to Creditors.

2.11. If the Receivables are the subject matter of a restriction established in judicial actions brought by third parties against NET Company and there is no default with respect to the Secured Obligations, Creditors shall, acting exclusively through the Collateral Agent, as contemplated in the Intercreditor Agreement, use their preference rights in relation to any amounts limited by third parties to raise the sums of such court deposits, which, except as otherwise agreed in writing between Net Servicos and/or NET Company and the Collateral Agent, shall be immediately deposited in the Centralizing Account so that, according to Clause 2.1 above, the Centralizing Bank allows NET Company to freely enjoy and dispose of the amounts deposited in the Centralizing Account, with due regard for the restrictions set out in the Debt Instruments.

2.11.1. - On the other hand, if the Receivables are the subject matter of a restriction established in judicial actions brought by third parties against NET Company and the Secured Obligations are in default, Creditors will be responsible, acting exclusively through the Collateral Agent, as provided for in the Intercreditor Agreement, to use the instrument of preference in relation to any sums restricted by third parties to raise the amount of such court deposits, which, except as otherwise expressly agreed in writing by NET Company and the Collateral Agent, shall be immediately deposited in the Centralizing Account so that the Centralizing Bank, pursuant to Clause 2.3 above, and in compliance with the provisions of the Intercreditor Agreement and of this Agreement, can take steps to retain the Daily Withholding Amount, releasing, on a daily basis, in favor of NET Company an amount never lower than 70% (seventy percent) of the funds existing in the Centralizing Account. If the Secured Obligations are in default, and the Daily Withholding Amount to be earmarked to the Collateral Agent as provided for in Clause 2.3 is in any way being affected by a Third Party Act, it is hereby established, since the Parties agree that NET Company cannot have more than the equivalent of 30% (thirty percent) of its committed Receivables, that:

      (a) if the equivalent of 30% (thirty percent) or more of the Receivables is committed by the Third Party Act, the Daily Withholding Amount shall not be transferred by the Centralizing Bank to the Collateral Agent, and the full amount existing in the Centralizing Account that is not committed by the Third Party Act shall be immediately released in favor of NET Company; and

      (b) if the amount committed by the Third Party Act is lower than 30% (thirty percent) of the Receivables, there shall be a restated transfer of the Daily Withholding Amount by the Centralizing Bank to the Collateral Agent, so that the difference between 30% (thirty percent) of the amount deposited in the Centralizing Account and the amount committed by the Third Party Act is passed on to the Collateral Agent, releasing the balance in favor of NET Company.

2.11.2. - The attachment of any assets, properties or rights of NET Company other than the Receivables, will not authorize the reduction of any of the amounts that the Centralizing Bank will deliver to Creditors in the cases contemplated herein.

2.11.3. - If the Collateral Agent and/or the Centralizing Bank fails to strictly observe the provisions of Clauses 2.11, 2.11.1 and/or the other Clauses contained in this Clause II, the noncompliance with which could result in the undue withholding of amounts contained in the Centralizing Account or of amounts that should have been remitted to the Centralizing Account, the Collateral Agent will be subject to application of the applicable legal sanctions, in addition to the obligation of reimbursing the amounts unduly withheld, properly added by the CDI remuneration published by CETIP extra-group in the period equivalent to that of the undue withholding.

2.12. - Without prejudice to other events of early maturity of the Secured Obligations as established in the Debt Instruments or in the Intercreditor Agreement, the Collateral Agent and any of the Creditors are expressly prohibited to consider the early maturity of the Secured Obligations based on Articles 333, II and III, 1425, I, IV and V of the Civil Code. Without prejudice to the duty of the Centralizing Bank and the Collateral Agent, on its own behalf and on behalf of Creditors, never to make any restrictions higher than the equivalent of 30% (thirty percent) of the Receivables, the Collateral Agent may, with due regard for the provisions of the Debt Instruments, the Intercreditor Agreement and this Agreement, notably Clauses 1.4 and 1.4.1 above and Clause
11.5 below, consider the early maturity of the Secured Obligations if any of the following events should occur: (i) if the obligations provided in Clauses 1.2 or
1.3 above are not complied with; (ii) if the obligations contemplated in sections "a", "b", "c" or "d" of Clause 2.14 below are not complied with; (iii) if the provisions of section "h" of Clause 4.1 below are not complied with; or
(iv) if the obligations provided in Clause 11.2 below are not complied with.

2.13. - Any court costs, expenses and attorneys' fees arising from exercise of the Creditors' preemptive right will be reimbursed upon submission of the respective slips, whereas the attorneys' fees will only be reimbursed if (a) they are within the market value charged by first class offices in the cities of Sao Paulo and Rio de Janeiro and are compatible with the amount of the claim; and (b) are duly evidenced and justified by appropriate documents, such as the corresponding invoices or debit notes for services provided.

2.14. - In the judicial enforcement actions filed against the NET Company by third parties, the NET Company shall make its best endeavors to enforce this Pledge, undertaking: (a) not to indicate the Receivables for attachment; (b) to refute in a timely manner, in all instances of jurisdiction, with all applicable appeals, the possible attachment of the Receivables; (c) to submit, in a timely manner, all appropriate defenses in the enforcement action; (d) not to hinder the exercise of the preemptive right by the Creditors, but rather, to cooperate with the Creditors for the actual exercise of such right; (e) to inform the Collateral Agent of the existence of any enforcement or collection action filed against NET Company, involving an amount equal to or greater than R$1,000,000.00 (one million reais), even if there is no attachment of Receivables, immediately after becoming aware of the existence of the action in any way; (f) to send reports, whenever requested, to the Collateral Agent for the benefit of Creditors with more updated information on the status of the enforcement or collection actions filed against NET Company involving an amount equal to or greater than R$1,000,000.00 (one million reais); (g) to inform the Centralizing Bank within 2 (two) business days, about any court deposit made by NET Company in compliance with the judicial attachment of the Receivables, with discrimination: (i) of the deposit amount; (ii) of the period to which the deposit refers; and (iii) of the amount of the NET Company's total billing during the deposit period, as well as the amount actually pledged pursuant hereto in the same period. For application of this clause, "collection action" means any procedural, administrative, judicial or arbitral means requesting that the NET Company be sentenced to settle any debt for an amount equal to or greater than said amount.

2.15. - The Parties acknowledge that the Creditors are authorized, always acting exclusively through the Collateral Agent, to require compliance with the Pledge created hereunder together with any other guarantee granted to the Creditors, including Additional Pledge Agreements, at the Creditors' sole discretion, pursuant to the terms of this Agreement and the Intercreditor Agreement.

III. - RESTRICTIONS WITH RESPECT TO DISPOSAL OR ENCUMBRANCE OF THE SUBJECT MATTER OF THE PLEDGE

3.1. - Except for the events expressly permitted under the Debt Instruments, NET Company and Net Servicos may not, during the effectiveness of the Pledge, either directly or indirectly, transfer, assign, dispose of or in any other way create any lien or encumbrance in relation to the Receivables, wholly or in part.

IV. - OBLIGATIONS OF NET SERVICOS AND NET COMPANY

4.1. - In addition to the other obligations contemplated in the Debt Instruments, in the Intercreditor Agreement, in this Agreement or in prevailing law, Net Servicos and/or NET Company, up to the Pledge Termination Date, undertake:

      (a) to perform all acts necessary or advisable to effectuate, perfect and maintain the Pledge created hereunder, and to keep all the authorizations necessary for the execution and implementation of this Agreement always valid, in perfect order and in full force;

      (b) to maintain the Pledge at all times existing, valid, effective, in perfect order and in full force, without any restriction or condition, and, in the cases stipulated in Clause II, to maintain the Receivables free and clear of any liens or encumbrances, whether of a judicial or extrajudicial nature, in compliance with the provisions hereof;

      (c) to fully comply with all the obligations contemplated herein;

      (d) to defend themselves timely and efficiently against any act, action, procedure or proceeding that could in any way affect this Agreement or the Pledge;

      (e) to maintain the Centralizing Bank as the agent in charge of centralizing collection of payments made by the NET Company's subscribers and not to modify or alter the Centralizing Account, in compliance with the provisions of Clause V below;

      (f) according to the model set forth in "Schedule 1", to irrevocably and irreversibly authorize, unless otherwise agreed in writing by the Collateral Agent, on behalf of the Creditors, each institution that is part of the Collection Network to direct all the payments related to Receivables to the Centralizing Account;

      (g) to provide the Collateral Agent with a copy of the authorizations mentioned in item (f) above, together with a declaration signed by 2 (two) statutory Directors of NET Company attesting that said institutions represent the entire Collection Network;

      (h) for purposes of Article 1453 of the Civil Code, within 30 (thirty) consecutive days from this date, to notify each of the subscribers thereof from the City of Rio de Janeiro about this Pledge, as well as to notify, within 30 (thirty) consecutive days after the execution of the respective term of adhesion, each new subscriber which after this date becomes one of the NET Company's qualified subscribers. Such notice shall be given as follows:

      "According to the instrument registered in [ } Registry of Deeds and Documents of the City of [ ], under No. [ ], the amounts payable to NET under this invoice are pledged in favor of certain creditors of Company."; and

      (i) to observe the Creditors' representation by the Collateral Agent, as established in the Intercreditor Agreement and in this Agreement, since this is a condition precedent for the legal business agreed herein, with the validity and effectiveness of such representation being ratified for all purposes of this Agreement.

V. - OBLIGATIONS OF THE CENTRALIZING BANK

5.1. - The Centralizing Bank hereby undertakes to comply with its obligations as centralizing agent, pursuant hereto, until the Pledge Termination Date.

5.1.1. - Without prejudice to the provisions of Clause 5.1 above, as set forth herein, the Collateral Agent, on its own behalf and on behalf of Creditors, hereby agrees that Net Servicos may change the Centralizing Bank by giving a prior simple notice to the

Collateral Agent, provided the Secured Obligations are not breached, and may choose any bank organized according to the laws of Brazil (i) with an adjusted shareholders' equity at least equivalent, in applicable Brazilian currency, to R$ 100,000,000.00 (one hundred million Reais); (ii) that maintains, in relation to its deposit certificates, an investment risk rating of at least "BBB-", when appraised by Standard & Poor's, or "Baaa3", when appraised by Moody's or by another rating agency renowned nationwide; or (iii) that is a branch or a controlled company of a foreign bank with an investment risk rating of at least "BBB-", when appraised by Standard & Poor's or "Baaa3", when appraised by Moody's, in connection with its short-term obligations.

5.1.2. - Having chosen to substitute the Centralizing Bank, NET Company undertakes, in relation to the new Centralizing Bank, to observe the provisions hereof, especially with respect to the provisions of Clauses II and IV above, so as to ensure that the Collection Network may transfer the payments relative to the Receivables to the new Centralizing Bank to which the new Centralizing Account will be bound. As a condition precedent for the replacement of the Centralizing Bank, the new Centralizing Bank must also adhere unconditionally, irrevocably and irreversibly to all the provisions hereof, assuming all the obligations stipulated herein.

5.2. - Furthermore, if this Centralizing Bank has to be substituted, whether by force of law or by any fact that prevents it from continuing to comply with its obligations as provided for herein, the Collateral Agent shall substitute it, subject to the applicable requirements set out in Clauses 5.1.1 and 5.1.2 above. The majority of Creditors shall approve such substitution.

5.2.1. - To substitute the Centralizing Bank to which Clauses 5.1 and 5.2 above refer, the following measures shall be taken:

      (a) the Collateral Agent shall be notified in details by Centralizing Bank and

NET Company of the reasons that led to the need for the substitution, and the Collateral Agent shall obtain Creditors' agreement pursuant to Clause 5.2 above. In the event that the Centralizing Bank is to be substituted pursuant to Clause
5.1 above, the Creditors' approval will not be required;

      (b) an amendment to this Agreement shall be entered into, by which the new Centralizing Bank will formally adhere to all terms and conditions hereof, and will undertake to abide by all its provisions applying to the Centralizing Bank, in an unconditional, irrevocable and irreversible manner; and

      (c) whenever it is necessary to substitute the Centralizing Bank exclusively due to a reason arising from the NET Company's default on its obligations established herein, NET Company shall bear all the costs related to this substitution, including, without limitation, the necessary registration and filing costs.

5.3. - In addition to the other obligations contemplated herein, the Centralizing Bank undertakes:

      (a) to accept and comply with all the instructions it has received from the Collateral Agent according to the provisions hereof and of the Intercreditor Agreement, with respect to withholding, blocking and the form of investment of the funds available in the Centralizing Account for payment of the Secured Obligations;

      (b) not to waive or transfer to third parties the duty it now performs as centralizing agent for actual receipt of the Receivables, without the prior written authorization by the Collateral Agent and Net Servicos, in compliance with the provisions of Clauses 5.1.1 and 5.2 above;

      (c) to comply with orders to change or alter the Centralizing Account only upon the prior written authorization of the Collateral Agent and Net Servicos, jointly;

      (d) to provide Net Servicos and Collateral Agent, up to the 10th (tenth) day of the subsequent month, with a copy of the complete statement for the Centralizing Account, relative to the operations made in the previous month;

      (e) to provide monthly to NET Company and to Collateral Agent a written report informing the current value of the total daily receipts arising from the Receivables, up to the 10th (tenth) day of the month subsequent to the month due;

      (f) to provide to the Collateral Agent, in the periodicity requested by it, the amount of the funds that may be requested for enforcement of the Pledge; and

      (g) to arrange for the NET Company and/or Net Servicos not to face any difficulty in obtaining the signature of the Centralizing Bank's legal representatives on the amendments hereto, whenever necessary.

5.4. - In the event the Centralizing Bank fails to comply with any of the obligations assumed hereunder, and if such noncompliance is not remedied within 48 (forty-eight) hours from the event, the Centralizing Bank shall be required to indemnify the Creditors and/or the Collateral Agent and/or Net Servicos and/or NET Company, as the case may be, for any losses and damages arising from this default.

VI. - OBLIGATIONS OF THE COLLATERAL AGENT

6.1. - In addition to the other obligations set out herein and in the Intercreditor Agreement, the Collateral Agent undertakes:

      (a) to take all the steps necessary or advisable so that the guarantee created hereunder is always fully valid and enforceable;

      (b) to manage the funds arising from the possible enforcement of the guarantee now provided in favor of Creditors, pursuant to the Intercreditor Agreement and this Agreement;

      (c) to promptly notify Net Servicos and Creditors with respect to any action by them relative to the transfer of funds from the Centralizing Account for payment of the Secured Obligations;

      (d) to respect and ensure that any and all measures to be taken, for all effects and purposes hereof, especially for enforcement of the Pledge, may only be irreplaceably effected by Collateral Agent, provided that the terms and conditions of the Intercreditor Agreement and of this Agreement have been complied with;

      (e) to provide the corresponding Creditor with copies of any additional documents prepared pursuant to the terms hereof, which may be reasonably requested by Creditor, including any updating of the schedules hereof and any evidence of its registration as established herein, except for the documents mentioned in Clauses 1.3 and 5.3 (d) above, as well as excluding any other document which may imply financial and/or privileged and/or confidential information on NET Company and/or Net Servicos and/or any of the other Creditors, subject to the provisions of the Intercreditor Agreement;

      (f) to verify with Net Servicos if the filings and registrations contemplated herein have been duly effected, within the timeframes determined herein;

      (g) to take, on behalf of the Creditors, the steps necessary to protect the preemptive right over Receivables, as soon as it becomes aware of the existence of any third party act that may result in a threatened or actual lien on the Receivables, pursuant to this Agreement; and

      (h) to arrange for NET Company and/or Net Servicos not to encounter any difficulty in obtaining the signature of the Collateral Agent's legal representatives on the amendments hereto, whenever necessary.

6.2. - In the event of failure by the Collateral Agent to comply with any of the obligations assumed hereunder, and if this noncompliance is not remedied within 48 (forty-eight) hours from the event, the Collateral Agent will be obliged to indemnify the Creditors and/or Net Servicos and/or NET Company, as the case may be, for any losses and damages arising from this default.

VII. - REPRESENTATIONS AND WARRANTIES OF NET SERVICOS AND NET COMPANY

7.1. - Net Servicos, on its own behalf and on behalf of NET Company, and Net Company represent and warrant, on this date, under penalty of the law, that:

      (a) NET Company and Net Servicos are companies duly organized and existing pursuant to the laws of Brazil, and are free to manage their assets;

      (b) the necessary authorizations for NET Company and Net Servicos to enter into this Agreement and to assume and comply with all the obligations provided herein have been obtained, and are valid, effective and in full force;

      (c) NET Company and Net Servicos are authorized, according to the terms of their respective Bylaws and of the applicable legislation, as well as by the respective public administration bodies to grant the guarantee contemplated in this Agreement as well as to comply with the obligations contained in this Agreement;

      (d) the persons that represent NET Company and Net Servicos in this Agreement are duly authorized for such purpose;

      (e) there is no administrative, arbitral or fiscal judicial or extrajudicial action or procedure, in an amount equal to or exceeding R$ 1,000,000.00 (one million Reais), which may, in any way, prejudice or invalidate this Pledge or the obligations assumed herein, except for the actions or procedures, liens, encumbrances and restrictions mentioned in "Schedule 8" hereto;

      (f) to the best of their knowledge, no judicial action, or extrajudicial, administrative or arbitral procedure, irrespective of the plaintiff, seeking to cancel, alter, invalidate, question or otherwise affect the Pledge and/or the obligations assumed herein, is threatened to be filed or commenced, except for any actions or procedures that may be filed by holders of a Debt Not Included, as defined in the Intercreditor Agreement;

      (g) the Receivables are free and clear of any judicial or extrajudicial liens, and are not subject to any restriction with respect to their disposal or transfer, except the liens, encumbrances and restrictions described in "Schedule 8".

      (h) the terms and conditions hereof and the assumption and compliance with all obligations set out herein (i) do not imply the default by NET Company and/or Net Servicos on any agreement, document or instrument to which NET Company and/or Net Servicos are parties or to which any of their assets and properties are bound, which entails or may reasonably entail a payment obligation on the part of Net Servicos or NET

Company, in an amount exceeding R$ 30,000,000.00 (thirty million Reais), except for the contractual instruments of the holders of the Debt Not Included, as defined in the Intercreditor Agreement; (ii) do not violate any law, decree or regulation to which NET Company and/or Net Servicos are subject; (iii) do not violate any pending order, decision, administrative, arbitral or court sentence against NET Company and/or Net Servicos (except for the Unibanco Action, as defined in the Intercreditors Agreement), which individually entails or may reasonably entail a payment obligation on the part of Net Servicos or NET Company in an amount exceeding R$ 30,000,000.00 (thirty million Reais); and (iv) do not violate the bylaws and articles of association of NET Company and/or Net Servicos;

      (i) the obligations assumed herein are valid and enforceable obligations pursuant to their terms and conditions;

      (j) the Receivables listed in "Schedule 5" hereof represent, as of [ ] 2005, 100% (one hundred percent) of the Receivables;

      (k) the Collection Network is duly instructed by NET Company and by Net Servicos to automatically transfer the funds deriving from the Receivables to the Centralizing Account; and

      (l) all the powers of attorney granted by the NET Companies pursuant hereto are granted irrevocably and irreversibly pursuant to the terms of Article 684 of the Civil Code.

7.2. - NET Company and Net Servicos are jointly and severally responsible for any losses and damages arising from the untruthfulness or inaccuracy of these representations, within the timeframes established by the prevailing legislation.

VIII. - REPRESENTATIONS OF THE CENTRALIZING BANK AND THE COLLATERAL AGENT

8.1. - The Centralizing Bank and the Collateral Agent individually represent and warrant, under the penalties of the law, that each:

      (a) is a company duly organized and validly existing pursuant to the laws of Brazil, and are free to manage its assets;

      (b) all authorizations necessary for the execution hereof and for the assumption and performance of all its obligations contemplated herein have been obtained, are currently valid, effective and in full force, and have not been changed in any way;

      (c) is authorized, pursuant to its Bylaws and the applicable legislation, as well as by the respective public administration agencies to comply with the obligations contained herein;

      (d) the persons that represent it in the execution hereof are duly authorized for such purpose;

      (e) the terms and conditions hereof and the assumption and compliance with all the obligations contemplated herein (i) do not imply default with respect to its share in any agreement, document or instrument to which it is party or to which its assets and properties are bound; (ii) do not violate any law, decree or regulation to which it is subject; (iii) do not violate any order, decision, administrative or judicial sentence pending against it; and (iv) do not violate its Bylaws;

      (f) the obligations assumed in this Agreement are valid and enforceable obligations pursuant to its terms;

      (g) it is aware of all the terms and conditions of the Intercreditor Agreement and instruments that substantiate the Secured Obligations; and

      (h) it is aware that any and all measures to be taken, for all effects and purposes hereof, especially for enforcement of the Pledge, may only be effected irreplaceably by the Collateral Agent, in compliance with the terms and conditions of the Intercreditor Agreement and of this Agreement.

8.2. - Centralizing Bank and Collateral Agent are responsible for any losses and damages arising from the untruthfulness or imprecision of their declarations, within the terms established by the pertinent legislation.

IX. - NOTICES

9.1. - Any and all notices to be exchanged by the Parties with respect to any matter related hereto shall be made in writing and sent to the addresses indicated below:

(a) if to NET Company and/or Net Servicos:

    NET SERVICOS DE COMUNICACAO S.A.

    Attn: Mr. Andre Muller Borges and/or Mr. Leonardo Porciuncula. Gomes Pereira

    Telephone #:      (55-11) 5186-2606

    Fax:              (55-11) 5186-2780

    Address:          Rua Verbo, n degrees 1356, Chacara Santo Antonio,
                      Sao Paulo - SP

                      Brasil, CEP 04719-002

(b) if to Creditors, at the addresses, telephone and fax numbers mentioned in each of the Debt Instruments, or preferably at the addresses, telephone and fax number of the Collateral Agent, as mentioned in item (c) below;

(c) if to the Collateral Agent:

    BANCO ITAU S.A.

    Diretoria de Servicos para o Mercado de Capitais

    Endereco: Av. Engenheiro Armando de Arruda Pereira, 707 - 9(a) andar - Jabaquara

    CEP: 04344-902 -  Sao Paulo - S.P.

    At.: Sr. Antonio Carlos Rodrigues

    Tel: (55 11) 5029-1527

    Fax: (55 11) 5029-1535

    e-mail: antonio-carlos.rodrigues@itau.com.br

(d) if to the Centralizing Bank:

    BANCO ITAU S.A.

    Diretoria de Servicos para o Mercado de Capitais

    Endereco: Av. Engenheiro Armando de Arruda Pereira, 707 - 9(a) andar - Jabaquara

    CEP: 04344-902 -  Sao Paulo - S.P.

    At.: Sr. Antonio Carlos Rodrigues

    Tel: (55 11) 5029-1527

    Fax: (55 11) 5029-1535

    e-mail: antonio-carlos.rodrigues@itau.com.br

9.2. - The notices will be deemed delivered on the date they are received, when sent by registered letter or "return receipt requested", issued by the Brazilian mail service (Empresa Brasileira de Correios e Telegrafos), and when delivered at the addresses above.

The notices, however, will be deemed delivered on the immediately succeeding business day, when sent by fax or email, provided that the originals of the documents thus transmitted are forwarded to the addresses above by the means indicated above, up to the second business day immediately following their transmission.

9.3. - Any change of address and other data to be observed for purposes of the notices above will only be effective 10 (ten) business days after communication thereof to Net Servicos and to Collateral Agent.

X - INCLUSION OF OTHER CREDITORS

10.1. - Other creditors that may adhere to this Agreement pursuant to the Debt Instruments and the Intercreditor Agreement (the "JOINING CREDITORS") will be admitted as part hereof, and will enjoy the same rights and obligations, and be able thus to share in the Pledge with the other Creditors listed in "Schedule 2" hereof. The Joining Creditors will accept the terms hereof by adhering to the Intercreditor Agreement, according to the terms and conditions contemplated in it and by means of the execution of the competent Term of Adhesion, according to "Schedule 9" ("TERM OF ADHESION"). The Term of Adhesion duly signed by the Joining Creditor will become an integral part hereof.

10.2. - The Term of Adhesion shall substantiate a binding document signed by the Joining Creditor's legal representatives, where (i) its request for such credit to be inserted as Pledge beneficiary shall be set forth, and (ii) its unconditional acceptance of all the terms and conditions of this Agreement and of the Intercreditor Agreement shall be evidenced, especially with respect to its representation by means of the Collateral Agent.

10.2.1.- The Joining Creditors, upon signing of the Term of Adhesion, will start to enjoy the same rights and have the same obligations set out herein and in the Intercreditor Agreement, pari passu with respect to the other Creditors, without any exception and/or limitation.

10.3. - For the Term of Adhesion to be effective, the Joining Creditor shall register it at the Registry of Deeds and Documents of the City of Rio de Janeiro and, within at most 5 (five) business days after the date of said registration, it shall send certified copies evidencing such registration to Collateral Agent and NET Company.

10.4. - Any vice which may be imputed to the Term of Adhesion will not affect or impair any of the provisions contemplated herein, which will always remain valid and effective for all effects and purposes.

XI. - REGISTRATIONS AND PENALTIES

11.1.- NET Company shall, within at most 7 (seven) business days of receipt of the original counterparts hereof duly signed by the Parties, file this Agreement for registration at the Registry of Deeds and Documents of the City of Rio de Janeiro, and, within a maximum period of 20 (twenty) consecutive days of the date of such filing, it shall send certified copies evidencing such registration to the Collateral Agent and the Centralizing Bank, with due regard always for the provisions in Clause 11.4 below.

11.2. - With respect to the amendments to this Agreement referred to in Clause 1.2.1, NET Company shall, every 15th (fifteenth) day of the month immediately succeeding the civil quarter ended, if it is a business day, or on the first succeeding business day, deliver to the Collateral Agent, in compliance with the provisions of Clauses 6.1 "h" and 9.2 above, all the counterparts of the respective amendment, duly signed by the legal representatives of NET Company and Net Servicos, with the respective signature certification, so that the Collateral Agent, on its own behalf and on behalf of Creditors, signs the counterparts of such amendment, certifies the competent signatures and returns such counterparts to NET Company, at the address mentioned in Clause 9.1 "a" above, keeping only one of the counterparts. Within 7 (seven) business days of receipt of the original counterparts of the amendment to the Agreement, duly signed by the Collateral Agent, NET Company shall file the respective amendment at the Registry of Deeds and Documents, where this Agreement is registered, and within 20 (twenty) consecutive days after the date of said filing, it shall send certified copies evidencing such registration to Collateral Agent, except in the case of the provisions of Clause 11.4 below.

11.2.1. In any other event of amendment to this Agreement, with due regard for the provisions of Clause 10.3, the NET companies shall, within 7 (seven) business days of receipt of the original counterparts to the amendment hereto duly signed by the Parties, file the respective amendment for registration at the Registry of Deeds and Documents where this Agreement is registered, and within 20 (twenty) consecutive days of the date of such filing, it shall send certified copies evidencing such registration to Collateral Agent, with due regard for the provisions of Clause 11.4 below.

11.3.- Notwithstanding any other penalty imposed by the applicable legislation, by this Agreement, by Clause 11.5 below, by the Debt Instruments and/or by the Intercreditor Agreement, noncompliance by NET Company with any of the timeframes established under Clause 11.2 above, for any reason whatsoever, will result in a fine in favor of the Creditors, to be distributed pro rata, in proportion to their respective Secured Obligations, for R$ 100,000.00 (one hundred thousand reais) per day or fraction of a day of delay.

11.3.1.- The amount of the fine contemplated above will be adjusted yearly or at a shorter period, if this is not prohibited or is permitted by the applicable legislation, as from this date, including according to the variation in the General Market Price Index (IGP-M), or in the absence thereof for any reason, by the General Price Index - Internal Availability, both published by Fundacao Getulio Vargas.

11.4.- Delay in complying with the terms established herein , whether arising from an act of God or force majeure, as for example, strikes, delays, failures and omissions by the Registry of Deeds and Documents, not imputable to the NET Company, Net Servicos and/or their controlled companies, will not characterize contractual noncompliance nor will lead to the application of the fine mentioned in Clause
11.3. In this case, the agreed timeframes will be suspended at the date of beginning of the act of God or force majeure until the date of its cessation, and NET Company must, as from the first business day immediately succeeding the cessation of the event of act of God or force majeure, take all the steps necessary for the registration thus impaired to be made, calculating the period for compliance with the obligations as from such date of cessation of the act of God or force majeure.

11.5. - Upon expiration of the terms established in Clauses 1.4, 1.4.1, 11.2 and 11.4, and in compliance with the provisions in Clauses 2.12 and 12.9, in the Intercreditor Agreement and in the Debt Instruments, Creditors may declare the early maturity of the Secured Obligations. After declaration of the early maturity of the Secured Obligations, the penalties contemplated in Clause 11.3 above will cease to be applicable, without prejudice to the penalties imposed by the applicable legislation and the Debt Instruments.

11.6. - Without prejudice to the obligations hereby assumed by NET Company with respect to such measures, as well as the penalties arising from noncompliance therewith, the Collateral Agent may, at its sole discretion, upon notice to NET Servicos, carry out the public registrations referred to in Clauses 11.1, 11.2 and 11.2.1.

11.6.1. Without prejudice to the other powers granted by Net Servicos and/or NET Company to the Collateral Agent and/or Creditors, Net Servicos and NET Company, through a power of attorney according to the model set forth in "Schedule 7", grant to the Collateral Agent, in the capacity of representative of the Creditors, on an irrevocable and irreversible basis, and as condition for the business, according to Article 684 of the Civil Code, certain powers for the Collateral Agent to represent NET Companies before any and all Registries of Deeds and Documents, being able to sign any and all documents, perform any and all acts necessary, specifically and exclusively for execution of the registrations contemplated in Clauses 11.1, 11.2 and 11.2.1.

11.7. - It is hereby certain and agreed that, on the Pledge Termination Date, NET Company shall, on its own account and risk, take the steps necessary to cancel the Pledge's registration, Collateral Agent undertaking to promptly provide the necessary cooperation to that end, as well as to supply the term of release with respect to the Secured Obligations, and any relevant information and documents reasonably requested by Net Servicos and/or NET Company. It is certain, however, that said cancellation will depend, in any case, on the full satisfaction of the Secured Obligations and, in this event, according to Articles 319 and 1436 of the Civil Code, as well as according to Article 250 of the Law of Public Registrations (Lei de Registros Publicos), whereupon NET Company, Net Servicos and/or their controlled companies will be authorized to use all the existing administrative and/or judicial mechanisms, without any limitation, to release the Pledge and cancel its registration.

XII. - MISCELLANEOUS

12.1. - The Parties, bound for themselves, their successors and assignees of any kind, agree that all the terms, conditions, covenants, powers of attorney and commitments assumed herein are made on an irrevocable and irreversible basis.

12.2. - Any change to the terms and conditions hereof will only be considered valid if formalized in a proper written instrument, signed by all the Parties, except in the specific cases determined in this Agreement and its schedules, always in compliance with the provisions of the Intercreditor Agreement, it being certain, however, that the Collateral Agent shall represent Creditors exclusively and with ample powers for such, in the performance of any amendment hereto, pursuant to the terms and conditions of the Intercreditor Agreement.

12.3. - The Creditors, in compliance with the provisions of the Intercreditor Agreement, and acting exclusively through the Collateral Agent for purpose of taking the applicable measures, may, at their sole discretion, require the specific execution of the obligations assumed herein by the Parties, pursuant to the terms of Articles 461, 621 and 632 to 645 of the Brazilian Civil Procedural Code, as well as the enforcement of the guarantee granted herein.

12.3.1.- Without prejudice to the other rights granted to the Collateral Agent in the capacity of collateral agent of Creditors, Collateral Agent is hereby irrevocably and irreversibly authorized to effect all withholdings and transfers contemplated herein for purposes of Article 1455, sole paragraph of the Civil Code.

12.4. - NET Company and Net Servicos hereby agree, as a condition hereof, to take any and all complementary steps and to produce any and all documents necessary for the formalization of the Pledge, and for the validity and effectiveness of this Agreement.

12.5. - Any and all costs or expenses that are provenly incurred by the Collateral Agent in the performance of the obligations or exercise of the rights contemplated herein or in the applicable legislation, including court costs and expenses incurred with registrations, annotations or enforcement of the guarantee contracted herein, as well as resulting from the proceedings, procedures and/or other judicial or extrajudicial measures necessary for the safekeeping of the rights and prerogatives contemplated herein, including costs, fees, court costs, expenses, emoluments, attorneys' and experts' fees or any other charges related to such procedures, proceedings or measures, provided they have been evidenced, and are reasonable and justifiable for the purposes hereof, shall be the responsibility of Net Servicos and/or NET Company, and must be reimbursed within 10 (ten) business days counted from the date of receipt of a notice to this effect to be sent to Net Servicos and/or NET Company, at the discretion of the Collateral Agent. Reimbursement of the court costs and attorneys' fees dealt with by the clauses hereof will be made pursuant to the provisions of Clause 2.13.

12.6. - The invalidation or cancellation, wholly or in part, of any of the clauses hereof will not affect the other clauses, which shall remain always valid and effective until compliance by the Parties with all their obligations provided herein. If any clause hereof is declared null and void, the Parties hereby undertake to negotiate, within the shortest period possible, in substitution of the clause declared null and void, the inclusion herein of valid terms and conditions that reflect the terms and conditions of the clause rendered null and void, according to the intention and purpose of the Parties at the time of negotiation of the clause null and void and its context.

12.7. - Subject to Clause II hereof, for purposes of Article 1460 of the Civil Code, the Creditors hereby irrevocably and irreversibly authorize Net Servicos, its controlled companies and NET Company, in compliance with the terms hereof, to receive payment for the Receivables and release them.

12.8. - Waiver by any of the Parties, with respect to the exercise of any of the rights attributed pursuant to the terms hereof or of the applicable legislation will be effective only if manifested in writing. No tolerance, delay or indulgence by any of the Parties in ensuring compliance with any provision hereof shall prejudice or restrict the rights of such party, nor shall it prevent such party from exercising such rights or other rights when it deems appropriate, regardless of any previous communications or notices.

12.9. - For all legal purposes, it is hereby established that the only events of early maturity, in addition to those expressly contemplated in this Agreement, the Debt Instruments and the Intercreditor Agreement are those set forth in items II and III of Article

1425 of the Civil Code.

12.10. - The confidentiality commitment set out in Clause 10.14 of the Intercreditor Agreement shall apply to this Agreement.

12.11. - Without prejudice to the joint and several liability between NET Companies and Net Servicos established in the Intercreditor Agreement, the Debt Instruments and the Additional Pledge Agreements, NET Company and Net Servicos hereby and in the best form of law irrevocably and irreversibly, and for the purposes contemplated in Article 265 of the Civil Code, declare hereunder to be joint and several debtors and principal payers exclusively with respect to the obligations contemplated in Clauses 2.13, 7.2, 11.1 to 11.7 and 12.5 hereof.

12.12. - The Parties elect the courts in the Judicial District of Sao Paulo, State of Sao Paulo, to settle any doubts or disputes arising out of this Agreement, to the exclusion of any other courts, however privileged they may be.

IN WITNESS WHEREOF, the Parties - binding themselves and their successors - sign this Agreement in 4 (four) counterparts of equal tenor and form, to one sole effect, in the presence of 2 (two) undersigned witnesses.

                                  Sao Paulo, [ ] 2005

                                  FOR CREDITORS

                               By ---------------------

                                  BANCO ITAU S.A.

                                  Name:

                                  Title:

                                          COLLATERAL AGENT AND CENTRALIZING BANK

                                          --------------------------------------
                                          BANCO ITAU S.A.

                                          Name:

                                          Title:

                                          NET COMPANY

                                          --------------------------------------
                                          NET RIO S.A.

                                          Name:

                                          Title:

                                          NET SERVICOS

                                          --------------------------------------
                                          NET SERVICOS DE COMUNICACAO S.A.

                                          Name:

                                          Title:

Witnesses:

1.  -
      ----------------------------

      Name:

      Identity Card - RG:

2.  -
      ----------------------------

      Name:

      Identity Card - RG:

                                                              SCHEDULE 1 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

        MODEL OF THE INSTRUCTION TO THE COLLECTION NETWORK'S INSTITUTIONS

"Sao Paulo,       , 2005

To

Bank [Collector]

[  ]

Re.: Instruction for daily transfer of sums - Current Account No. [ ], Branch No. [ ]

Dear Sirs,

We take this opportunity to ask you that, as of this date, you arrange for the daily and automatic transfer of 100% (one hundred percent) of the cash available at the referenced current account, held by [ ], to Current Account No. [ ], Branch No. [ ], of Banco Itau S.A., also held thereby, regardless of any other formality, until subsequent written request otherwise by the holder.

Very truly yours,

Net"

                                                              SCHEDULE 2 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                                LIST OF CREDITORS

(1) PLANNER CORRETORA DE VALORES S.A., a joint-stock company with its headquarters in the City of Sao Paulo, State of Sao Paulo, at Avenida Paulista, 2.439, 11th floor, enrolled in the National Register of Legal Entities (C.N.P.J.) under n(0). 00.806.535/0001-54, , representing, as fiduciary agent and proxy of the Securities of the Forth Public Issue of Debentures, Not Convertible Into Shares, with Collateral Guarantee and Suretyship, of Net Servicos de Comunicacao S.A., in this act represented jointly by the owners of the Debentures by Banco Itau S.A., as Collateral Agent;.

(2) THE BANK OF NEW YORK, a financial institution with its headquarters in New York, at Braclay Street, 101, New York, Ny, 10286, as Trustee of owners of the Net Sul Notes (according to the Creditors Agreement) in this act represented jointly by the owners of Net Sul Notes and by Banco Itau S.A., as Collateral Agent;

(3) THE BANK OF NEW YORK, a financial institution with its headquarters in New York, at Braclay Street, 101, New York, Ny, 10286, as Trustee of the owners of the Company Notes, (according to the Creditors Agreement) in this act represented jointly by the owners of the Company Notes and by Banco Itau S.A., as Collateral Agent;

(4) BANCO DO BRASIL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(5) BANCO ITAU BBA S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city of Sao Paulo, in Sao Paulo State, at Praca Alfredo Egydio de Souza Aranha, 100 - Torre Conceicao - 9th floor, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)17.298.092/0001-30, represented by Banco Itau S.A., as Collateral Agent;

(6) BANKBOSTON BANCO MULTIPLO S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(7) BANCO BRASCAN S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city of Rio de Janeiro, at Avenida Almirante Barroso, 52 30th floor, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)33.923.111/0001-29, represented by Banco Itau S.A., as Collateral Agent;

(8) UNIBANCO - UNIAO DE BANCOS BRASILEIROS S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city and State of Sao Paulo, at Avenida Eusebio Matoso, 891, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)33.700.394/0001-40, represented by Banco Itau S.A., as Collateral Agent;

(9) BANCO DO ESTADO DO RIO GRANDE DO SUL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(10) MARATHON FUND, L.P., a financial institution duly organized and existing according to the laws of [ ], with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

(11) BANCO UNICO S.A., new corporate name of Banco BNL do Brasil S.A., a financial institution duly organized and existing according to the laws of Federative Republic of Brazil, with its heaquarters in the city and State of Sao Paulo, at Av. Paulista, 1.963, enrolled in the National Register of Legal Entities (C.N.P.J./MF) under n(0)00.086.413/0001-30, represented by Banco Itau S.A., as Collateral Agent;

(12) BANCO DE CREDITO NACIONAL S.A., a financial institution duly organized and existing according to the laws of Brazil, with its heaquarters in [ ], represented by Banco Itau S.A., as Collateral Agent;

                                                              SCHEDULE 3 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                                DEBT INSTRUMENTS

(1) INDENTURE FOR THE FOURTH PUBLIC ISSUE OF DEBENTURES NOT CONVERTIBLE INTO SHARES WITH COLLATERAL GUARANTEE AND SURETYSHIP, BY NET SERVICOS DE
      COMUNICACAO S.A. dated as of [..../..../....] with Planner Corretora de
      Valores S.A. (Trustee), in the amount of [.....];

(2)   SECURITY INDENTURE FOR NET SUL COMUNICACOES LTDA., dated as of
      [..../..../....] and entered by The Bank of New York (Trustee), RELATIVE
      TO US$[ ] 7.0% SENIOR SECURED NOTES DUE 2009 AND THE U.S.$[ ] SENIOR
      SECURED FLOATING RATE NOTES DUE 2009 dated as of [..../..../....] and connected instruments, as such: PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Marathon Fund, L.P.] in the amount of
      [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [UBS], in the amount of [....], PRIVATE INSTRUMENT
      OF DEBT Confession, dated AS OF [..../..../....] with [JP Morgan] in the amount of [....] and PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [Banco DO Espirito Santo - BES] in the amount of
      [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of
      [..../..../....] with [Cargill] in the amount of [....], PRIVATE
      INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Banco do
      Brasil] in the amount of [....], PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with [Moneda] in the amount of [....];

(3)   SECURITY INDENTURE FOR NET SERVICOS DE COMUNICACAO S.A., dated as of
      [..../..../....] and entered by The Bank of New York (Trustee), RELATIVE
      TO US$76,593,068 7.0% SENIOR SECURED NOTES DUE 2009;


(4)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Banco do Brasil S.A. in the amount of [....] and corresponding to the
      Common Terms Agreement;

(5)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Banco do Brasil S.A. in the amount of [....] and corresponding to the
      Common Terms Agreement;

(6) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco do Itau BBA S.A. in the amount of R$ 61,144,097.23 and corresponding to the Common Terms Agreement;

(7) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco Itau BBA S.A. in the amount of R$ 4,509,403.14 and corresponding to the Common Terms Agreement;

(8) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 30/12/2004 with Banco Itau BBA S.A. in the amount of R$ 4,039,613.40 and corresponding to the Common Terms Agreement;

(9)   PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(10)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(11)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      BankBoston Banco Multiplo S.A. in the amount of [....] and corresponding to the Common Terms Agreement;

(12) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 27/12/2004 with Banco Brascan S.A. in the amount of R$ 19,270,986.76 and corresponding to the Common Terms Agreement;

(13) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Unibanco - Uniao de Bancos Brasileiros in the amount of R$ 103,988,711.06 and corresponding to the Common Terms Agreement;

(14) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Unibanco - Uniao de Bancos Brasileiros in the amount of R$ 368,951.88 and corresponding to the Common Terms Agreement;

(15) PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of 28/12/2004 with Banco Unico S.A. in the amount of R$ 20,541,104.80 and corresponding to the Common Terms Agreement;

(16)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Marathon Fund, L.P. in the amount of R$ [..........] and corresponding to
      The Common Terms Agreement;

(17)  PRIVATE INSTRUMENT OF DEBT CONFESSION, dated as of [..../..../....] with
      Banco de Credito Nacional S.A. in the amount of R$ [..........] and corresponding to the Common Terms Agreement;

                                                              SCHEDULE 4 TO THE
                                                              RECEIVABLES PLEDGE
                                                              AGREEMENT WITH AN
                                                              ENFORCEMENT CLAUSE

                       COPY OF THE INTERCREDITOR AGREEMENT

                                                             SCHEDULE 5 TO THE
                                                             RECEIVABLES PLEDGE
                                                             AGREEMENT WITH AN
                                                             ENFORCEMENT CLAUSE

                           LIST OF RECEIVABLES PLEDGED

                                                             SCHEDULE 6 TO THE
                                                             RECEIVABLES PLEDGE
                                                             AGREEMENT WITH AN
                                                             ENFORCEMENT CLAUSE

                   CHARACTERISTICS OF THE SECURED OBLIGATIONS

     The estimated value for the Secured Obligations on the date hereof is
US$[        ] and R$[        ], which shall be increased by quarterly
remuneratory interest at the following maximum rates, as defined on the respective Debt Instruments:

     - For debts in Brazilian Reais - CDI plus spread of 2% (two percent) per year between June 30th, 2004 and December 14th, 2005, and CDI plus spread of 3% (three percent) per year from December 15th, 2005 (including) until the final payment of such amount, and

     - For debts in American Dollars - fixed rate of 7% (c) quarterly LIBOR plus spread of 3% (three percent) per year.

     The amortization of the outstanding principal amount of the Debt Instrument shall be as following: (i) 40% at the first 5 (five) days following the effectiveness of the Debt Instruments and the remaining 60% shall be amortized quarterly from 2006 until, at the most, 2010, starting on March 15th, 2006; or
(ii) 100% (one hundred percent) shall be amortized quarterly from 2006 until, at the most, 2010, starting on March 15th, 2006, according to the terms and conditions at the Debt Instruments.

                                                             SCHEDULE 7 TO THE
                                                             RECEIVABLES PLEDGE
                                                             AGREEMENT WITH AN
                                                             ENFORCEMENT CLAUSE

                            COPY OF POWER OF ATTORNEY
               [MODEL - NET SHALL INCLUDE THE ORIGINAL AT CLOSING]

[May all those to whom this IRREVOCABLE PUBLIC POWER OF ATTORNEY shall come
that, on [        ], 2005, in this Capital of the State of Sao Paulo, there came

before me, notary public, [          ], hereinafter referred to as "Principals".
Principals declared that: (1) on the date hereof, they signed with certain creditors, hereinafter referred to jointly as "Creditors", represented by
[         ], as collateral agent, hereinafter referred to as "Collateral Agent", a private instrument named "Receivables Pledge Agreement with an Enforcement Clause", hereinafter referred to as "Pledge Agreement"; (2) pursuant to article 684 of the Civil Code and exclusively for the purposes of the Pledge Agreement, Principals grant to the Collateral Agent specific and restricted powers to, on behalf of the Creditors, represent Principals before any and all Registries of Deeds and Documents, as well as sign any and all documents, perform any and all acts specifically and exclusively required for the registrations prescribed by law and for the Pledge Agreement to be valid; (3) since this public power of attorney is granted in the interest of Creditors and as a condition precedent for the business established in the Pledge Agreement and in the agreements related thereto, this public power of attorney is IRREVOCABLE; (4) this public power of attorney, as a rule, shall be used before third parties for the Collateral Agent to perform the registration acts indicated above on behalf of Creditors, whereupon Principals shall not be required to directly perform any acts other than the granting of this public power of attorney; (5) the powers granted to the Collateral Agent hereunder shall only be extinguished upon expiration and termination of the Pledge Agreement. In the event of replacement of the Collateral Agent, the latter is hereby authorized to delegate such powers to the institution that shall become the new collateral agent. After read by all parties, Principals sign this irrevocable public power of attorney.]

                                                             SCHEDULE 8 TO THE
                                                             RECEIVABLES PLEDGE
                                                             AGREEMENT WITH AN
                                                             ENFORCEMENT CLAUSE

        LIST OF ACTIONS, PROCEDURES, LIENS, ENCUMBRANCES AND RESTRICTIONS

I. JUDICIAL PROCEEDINGS

   OPERATOR        PLAINTIFF IN       SUBJECT      OBSERVATIONS
                ENFORCEMENT ACTION    MATTER
                        NO.
 NET SAO PAULO  FEDERAL GOVERNMENT       Tax
                1999.61.82.053713-2
                6th Lower Court of
                Federal Tax
                Enforcements

 NET SAO PAULO  MUNICIPALITY             Tax      Attachment of
                705.673-7/97-8                    different assets
                1st Lower Court of                that make up the
                Municipal Tax                     network.
                Enforcements  - SP

                FEDERAL GOVERNMENT       Tax
NET SAO PAULO   2004.61.04.008510-2
(SANTOS BRANCH) 5th Lower Federal
                Court in Santos

 NET SAO JOSE   STATE OF SAO PAULO       Tax      Cable network
   RIO PRETO    20.497/01                         attachment.
                Ancillary Service
                of the SJRPRETO
                Internal Revenue

 NET SERVICOS   FEDERAL GOVERNMENT       Tax
                2004.61.82.037766-7
                5th Lower Court of
                Federal Tax
                Enforcements  - SP

 NET SERVICOS   FEDERAL GOVERNMENT       Tax
                2004.61.82.051947-4
                5th Lower Court of
                Tax Enforcements
                - SP

 NET SERVICOS   UNIBANCO                Loan
                000.02.222752-0,      Agreement
                16th Lower Civil
                Court of the
                Central Courts  -
                SP

    NET RIO     STATE OF RIO DE          Tax
                JANEIRO
                2001/100-004.229-8
                      Motion to
                Stay Execution No.
                2004.001.044.800-3
                11th  Rio de
                Janeiro Internal
                Revenue Service.

    NET RIO     STATE OF RIO DE          Tax      Attachment of 5%
                JANEIRO                           of Net Rios's
                2001/100-004.230-4                monthly
                11th  Rio de                      revenues.
                Janeiro Internal
                Revenue Service.

    NET RIO     STATE OF RIO DE          Tax
                JANEIRO                                 Attachment
                2001/100-004.231-6                of Net Rio's
                11th  Rio de                      revenues.
                Janeiro Internal
                Revenue Service.


    NET RIO     STATE OF RIO DE          Tax
                JANEIRO
                2003/100.000.355-8
                11th Rio de
                Janeiro Internal
                Revenue Service.

II. ADMINISTRATIVE PROCEEDINGS:

   Operator        Tax Authority       Subject       Observations
                  Proceeding No.       Matter
 NET SAO PAULO  Federal Revenue          Tax
                Office
                AI 52385

 NET SAO PAULO  Federal Revenue          Tax
                Office
                AI 00503


NET SAO PAULO   Federal Revenue          Tax
                Office
                AI 1998.00902-7


 NET SAO PAULO  08.1.81912-35
                Federal Revenue          TAX
                Office

 Cabodinamica   Federal Revenue          Tax
                Office
                08.109000/03695/03

 CABODINAMICA   Federal Revenue          Tax
                Office
                08.109000/03695/03

    NET RIO     Rio de Janeiro           Tax
                Internal Revenue
                Service
                E-04/603.358/94
                AI n. 791.691

    NET RIO     Rio de Janeiro
                Internal Revenue         TAX
                Service
                E-04/146.770/97
                AI 01.041552-9

    NET RIO     Rio de Janeiro
                Internal Revenue         TAX
                Service.
                AI 01.049922-6
                E-04.177.374/98

    NET RIO     Rio de Janeiro           Tax
                Internal Revenue
                Service
                AI 01.053492-3
                E-04.147.573/97

                                         Tax
    NET RIO     RIO DE JANEIRO
                INTERNAL REVENUE
                SERVICE.
                E - 04/085.241/2002
                Infraction Notice
                No. 03.007333-2

    NET RIO     Federal Revenue          Tax
                Office
                15374.001438/99-84

    NET RIO     Federal Revenue          Tax
                Office
                04203/02-A

    NET RIO     Federal Revenue          Tax
                Office
                04203/02-B

    NET RIO     Federal Revenue          Tax
                Office
                04203/02-C

  MULTICANAL    Federal Revenue          Tax
                Office
                AI n.
                15374.004005/2001-20

  DR (Porto     Federal Revenue          Tax
    Alegre)     Office
                 11080.013354/
                2002-68

  DR (Porto     Federal Revenue          Tax
    Alegre)     Office
                11080-013.353/2002-13

    NET SUL     Municipality of          Tax
                Porto Alegre
                0085/98

   NET BELO     Federal Revenue          Tax
   HORIZONTE    Office
                0610100/01055/03


III. AGREEMENTS:

Operator      Encumbered     Type of    Contract benefiting from
              Properties     Lien       the Lien
NET CAMPINAS  3,073 Feet of  ConditionalFinancing Agreement with

              RG/ Coaxial    Sale       Transfer of Loan in
              MT cables,                Foreign Currency - BONY
              year of                   signed with UNIBANCO -
              manufacture               Uniao de Bancos
              1998,                     Brasileiros S/A., filed
              Manufacturer              with the 1st Registry of
              CommScope,                Deeds and Documents of
              Inc.                      Campinas - SP, microfilm
                                        No. 283301, value: US$
                                        364,116.59

NET           Attenuators,   ConditionalFinancing Agreement with
CAMPINAS      Equalizers,    Sale       Transfer of Loan in
              Amplifiers                Foreign Currency - BONY
              and Carcass               signed with UNIBANCO -
              for                       Uniao de Bancos
              Amplifiers,               Brasileiros S/A., filed
              year of                   with the 1st Registry of
              manufacture               Deeds and Documents of
              1998,                     Campinas - SP, microfilm
              Manufacturer:             No. 283302, value: US$
              Scientific                635,800.07
              Atlanta, Inc.

              Attenuators,   ConditionalFinancing Agreement with
NET           Equalizers,    Sale       Transfer of Loan in
CAMPINAS      Amplifiers                Foreign Currency - BONY
              and Carcass               signed with UNIBANCO -
              for                       Uniao de Bancos
              Amplifiers,               Brasileiros S/A., filed
              year of                   with the 1st Registry of
              manufacture               Deeds and Documents of
              1998,                     Campinas - SP, microfilm
              Manufacturer:             No. 283303, value: US$
              Scientific                342,868.14
              Atlanta, Inc.

IV. NONPARTICIPATING DEBT, AS DEFINED IN THE INTERCREDITOR AGREEMENT:

                                                              SCHEDULE 9 TO THE

                                                              RECEIVABLES PLEDGE

                                                              AGREEMENT WITH AN

                                                              ENFORCEMENT CLAUSE

                          MODEL OF THE TERM OF ADHESION

                                TERM OF ADHESION

This Term of Adhesion, dated [    ] (the "TERM"), is entered into by and between
the parties below (the "PARTIES"):

      (a) NET SERVICOS DE COMUNICACAO S.A., a joint-stock company with its headquarters in the City and State of Sao Paulo, at Rua Verbo Divino, 1356, Chacara Santo Antonio, enrolled in the National Register of Legal Entities (C.N.P.J.) under No. 00.108.786/0001-65 (the "COMPANY"), herein represented
pursuant to its Bylaws by its directors, Messrs. [    ] and [    ];

      (b) The Company's subsidiaries listed on "Schedule A" to this Term (the "SUBSIDIARIES" and collectively with the Company, the "NET GROUP"), herein represented by the Company;

      (c) Banco ITAU S.A., a financial institution with its headquarters in the City and State of Sao Paulo, at Praca Alfredo Egydio Souza Aranha, 100, Torre Itausa, enrolled in the National Register of Legal Entities (C.N.P.J.) under No. 60.701.190/0001-04, in the capacity of collateral agent (the "COLLATERAL AGENT"), herein represented pursuant to its

Bylaws;

      (d) Each of the financial institutions listed and identified on "Schedule B" to this Term (the "CREDITORS"), herein represented by the Collateral Agent; and

      (e) [    ], a financial institution with its headquarters in the City of
[    ], State of [    ], at [    ], enrolled in the National Register of Legal
Entities (C.N.P.J.) under No. [    ] (the "JOINING CREDITOR"),

WHEREAS:

(a) The Company, the Subsidiaries mentioned in each of the agreements listed below, the Collateral Agent, on its own behalf and on behalf of the creditors mentioned in the agreements below, and the Creditors, as applicable, have executed the following agreements:

      (i) The Intercreditor Agreement, dated [    ];

      (ii) The Receivables Pledge Agreement with an Enforcement Clause, dated [ ], referring to the receivables and credit rights of Net Sao Paulo Ltda. and the Receivables Pledge Agreement with an Enforcement Clause dated [ ], referring to the receivables and credit rights of Net Rio S.A. ("RECEIVABLES PLEDGE AGREEMENTS");

      (iii) The Share Pledge Agreement with an Amicable Sale Clause and Other
      Covenants, dated [    ] ("SHARE PLEDGE AGREEMENT");

      (iv) The Quota Pledge Agreement with an Amicable Sale Clause and Other
      Covenants, dated [    ] ("QUOTA PLEDGE AGREEMENT"); and

      (v) The Asset Pledge Agreement with an Amicable Sale Clause and Other Covenants, dated [ ] ("ASSET PLEDGE AGREEMENT", collectively with the Receivables Pledge Agreements, the Share Pledge Agreement, the Quota Pledge Agreement and the Intercreditor Agreement, the "PLEDGE DOCUMENTS");

(b) The Pledge Documents allow for the adhesion of new creditors of the Net Group, subject to the rules and restrictions of the Debt Instruments (as defined in the Pledge Documents);

(c) On [    ], the Joining Creditor entered into with [    ](1), the [loan
agreement] (the "NEW DEBT INSTRUMENT")

(d) The Joining Creditor wishes to adhere to the Pledge Documents, in order to share with the Creditors the guarantees granted by the Net Group by means of the Pledge Documents, subject to all the terms and conditions set out therein, to the effect that the Pledge Documents also secure the obligations of the Net Companies ensuing from the New Debt Instrument; and

(e) The Net Group represents and warrants that this adhesion of the Joining Creditor is made strictly in accordance with the terms and conditions of the Debt Instruments (as defined in the Pledge Documents) and of the Pledge Documents.

NOW THEREFORE, the Parties resolve to enter into this Term, which shall be governed by the following terms and conditions:

----------

(1) INCLUDE NAME OF THE NET COMPANIES THAT ARE PARTIES TO THE NEW CREDIT INSTRUMENT.

1. - Upon execution of this Term, the Joining Creditor declares to be totally aware of each of the Pledge Documents, to which it hereby adheres without any restrictions, and irrevocably and irreversibly undertakes to comply with all the terms, conditions and obligations established therein. Accordingly, the Pledge Documents will also secure the obligations assumed by the Net Companies as a result of the New Credit Instrument.

2. - For all purposes and effects of the Pledge Documents, the Joining Creditor shall have the same rights and obligations as the other Creditors under the Pledge Documents without any reservations and/or limitations except those expressly set forth in the Intercreditor Agreement.

3. - As an essential condition for the transactions contemplated in this Term, the Pledge Documents, the Debt Instruments and in accordance with Article 684 of the Brazilian Civil Code, the Joining Creditor hereby irrevocably and irreversibly appoints and constitutes the Collateral Agent, as further identified in the preamble of this Term, as its attorney-in-fact to take any and all of the following measures, acting on behalf of the Joining Creditor:

      (a) to take any actions on behalf of the Joining Creditor, as Collateral Agent, and to exercise such powers and decisions under the Pledge Documents as are delegated to it by this Term and the Pledge Documents, as well as to exercise all other powers and decisions required for the full compliance with this instrument, subject to applicable law;

      (b) to act as its attorney-in-fact with any and all powers required for the exercise of the rights relating to the Collateral in connection with which any lien is or may be created, as defined in the relevant Debt Instrument, including the power to dispose of the Collateral according to the provisions of the Pledge Agreements, and to represent the Creditors before the National Telecommunications Agency - Anatel, the Administrative Economic Defense Council
- CADE and any Registries of Deeds and Documents, Real Estate Registries and Boards of Trade.

      (c) to act as its attorney-in-fact with any and all powers required for the exercise of its rights ensuing from this Term or the Pledge Documents, including the necessary powers to allow the Collateral Agent to retain attorneys to represent the Joining Creditor before any court, tribunal or arbitration court, it being certain and agreed that the Joining Creditor hereby expressly authorizes the Collateral Agent to grant to such attorneys any and all ad judicia et extra powers that shall be required under the applicable legislation to assure the valid representation of the Joining Creditors' interests before any court, tribunal or arbitration court;

      (d) to act as attorney-in-fact for the purpose of receiving any judicial or extrajudicial notice addressed to the Joining Creditor, or any summons and service of process; and

      (e) to act as attorney-in-fact with any and all powers required for the purpose of executing, delivering and, to the extent necessary, registering (i) any Term of Adhesion according to the terms and conditions of this Term and the Pledge Agreements, and (ii) any document, notice, waiver, declaration of compliance, instrument of release, amendment, discharge and/or release of guarantees and, if necessary, release of any liens on the Collateral, according to the terms and conditions set out in this Term and the Transaction Documents.

4. - This Term of Adhesion shall be deemed to be an integral part of the Intercreditor Agreement and of the other Pledge Documents on the date that this Term of Adhesion is filed with the Registries of Deeds and Documents and with the Real Estate Registration Offices. In order for the Term of Adhesion to be effective and be considered as an integral part of the Intercreditor Agreement and of the Pledge Agreements, the Joining Creditor shall register it at the competent Registry of Deeds and Documents and Real Estate Registry and shall, within at most 5 (five) business days of the date of said registration send certified copies evidencing such registration to the Collateral Agent and Net Servicos.

5. - This Term shall be signed in the same number of counterparts as each of the Pledge Documents.

5.1. - Upon execution of this Term, the Parties expressly agree that each of the Pledge Documents was automatically amended to reflect the adhesion of the Joining Creditor and the New Debt Instrument. For such purpose, the Parties agree that the exhibits of each of the Pledge Documents listed below is hereby supplemented by the documents attached hereto, as indicated below:

      (a) "Schedule 2" to the Intercreditor Agreement, "Schedule 2" to the Asset Pledge Agreement, "Schedule 2" to the Share Pledge Agreement, "Schedule 2" to the Quota Pledge Agreement and "Schedule 2" to the Receivables Pledge Agreements are supplemented by "Schedule 2" to this Term;

      (b) "Schedule 3" to the Intercreditor Agreement, "Schedule 3" to the Asset Pledge Agreement, "Schedule 3" to the Share Pledge Agreement, "Schedule 3" to the Quota Pledge Agreement and "Schedule 3" to the Receivables Pledge Agreements are supplemented by "Schedule 3" to this Term; and

      (c) "Schedule 6" to the Asset Pledge Agreement, "Schedule 6" to the Share Pledge Agreement, "Schedule 6" to the Quota Pledge Agreement and "Schedule 6" to the Receivables Pledge Agreements are supplemented by "Schedule 6" to this Term;

6. - As of the respective registrations of this Term, the new schedules listed in Clause 5.1 above shall be automatically considered as an integral part of each of the Pledge Documents, and: (i) the New Debt Instrument shall be deemed, for all purposes, the Debt Instrument, as defined in the Pledge Documents, (ii) the Joining Creditor shall be considered, for all due purposes, as the Creditor, as defined in the Pledge Documents, and (iii) the Collateral Agent shall consider the credit of the Joining Creditor referring to the

New Debt Instrument for all purposes and effects of the Intercreditor Agreement.

7. - This Term of Adhesion shall not be deemed a novation of any of the terms and conditions of the Pledge Documents.

IN WITNESS WHEREOF, the Parties - binding themselves and their successors - sign this Term in the presence of 2 (two) undersigned witnesses.

                                   Sao Paulo, [ ]

                                          NET SERVICOS DE COMUNICACAO S.A.

                                          -------------------------------------
                                          Name:                     Name:

                                          Title:                    Title:

                                          BANCO ITAU S.A.

                                          --------------------------------------
                                          Name:                     Name:

                                          Title:                    Title:
Witnesses:

1. -
      -------------------------

      Name:

      Identity Card (RG):

2. -  -------------------------

      Name:

      Identity Card (RG):